+ Maximum Value Plan

An Individual Flexible Premium Deferred Variable Annuity Contract

Distributed by

GWFS Equities, Inc.

Issued by

Great-West Life & Annuity Insurance Company

Overview

This prospectus describes the Maximum Value Plan—an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, or Great-West). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the “Contract.”

This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (“SAI”) dated May 1, 2008, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI’s table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Who Should Invest

The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity (“Annuity IRA”) or for other long-term investment purposes.

Allocating Your Money

You can allocate your money among 18 Investment Divisions of Maxim Series Account (“Series Account”). Each Investment Division invests all of its assets in one of 18 corresponding mutual funds (“Eligible Funds”). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund. Following is a list of the Eligible Funds:

Maxim Series Fund, Inc.:

Maxim Money Market Portfolio Maxim Bond Index Portfolio	Maxim Small-Cap Growth Portfolio (formerly Maxim Trusco Small-Cap Growth Portfolio)
Maxim Stock Index Portfolio	Maxim Invesco ADR Portfolio
Maxim U.S. Government Securities Portfolio	Maxim T. Rowe Price Equity/Income Portfolio
Maxim Index 600 Portfolio	Maxim Loomis-Sayles Bond Portfolio
Maxim Ariel MidCap Value Portfolio	Maxim Ariel Small-Cap Value Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2008

Maxim T. Rowe Price MidCap Growth	Maxim Moderately Conservative Profile I Portfolio
Maxim Aggressive Profile I Portfolio	Maxim Conservative Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio	Fidelity Variable Insurance Products Fund:
Maxim Moderate Profile I Portfolio	Fidelity VIP Contrafund® Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission. Additional information on the Guaranteed Sub-Account is available upon request from Great-West.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse’s and/or beneficiaries’ lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

800-228-8706

.

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This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and if given or made, such other information or representations must not be relied upon.

The Contract is not available in all states.

Table of Contents

Definitions
Fee Tables
Condensed Financial Information
Key Features of the Contract
Great-West Life & Annuity Insurance Company and the Series Account
The Eligible Funds
Application and Initial Contributions
Additional Contributions
Annuity Account Value
Transfers
Market Timing and Excessive Trading
Automatic Custom Transfers
Telephone/Internet Transactions
Cash Withdrawals
Death Benefit
Charges and Deductions
Payment Options
Annuity Payments
Federal Tax Matters
Taxation of Annuities
Assignments or Pledges
Distribution of the Contracts
Voting Rights
Rights Reserved by Great-West
Adding and Discontinuing Investment Divisions
Substitution of Investments
Legal Matters
Legal Proceedings
Available Information
Appendix A: Condensed Financial Information
Appendix B: Calculation of the Net Investment Factor

Definitions

Accumulation Period

The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit

An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices

The administrative offices of Great-West, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant

The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date

The date payments begin under an annuity payment option.

Annuity Account

An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value

The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period

The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit

An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan

A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary

The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions

The amounts you invest or deposit into your annuity.

Contingent Owner

The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date

The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund

A mutual fund in which an Investment Division invests all of its assets.

Guaranteed Account Value

The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account(s)

The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Individual Retirement Annuity (“Annuity IRA”)

An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Investment Division

The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.

Owner (Joint Owner) or you

The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax

A tax charged by a state or other local governmental authority in connection with your Contract.

Request

Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account

The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and consists of the individual Investment Divisions.

Surrender Charge

A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value

The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date

The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer

When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date

A date on which we calculate the value of the Investment Divisions. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value

The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts

An account we maintain for you that reflects the value credited to you from an Investment Division.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State Premium Taxes may also be deducted.

Contract Owner Transaction Expenses

(as a percentage of Contributions)	None

Maximum Surrender Charge (as a percentage

of amount surrendered)	7%* maximum

Transfer Fee	None

* The Surrender Charge is equal to the percentage of the amount distributed less the “Free Amount” based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7 or more	0%

For more information about the circumstances in which the “Free Amount” may apply, see “Surrender Charge” on page __ of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge	$27.00

Series Account Annual Expenses

Mortality and Expense Risk Charge	1.25%

Account Fees and Expenses	None

Total Series Account Annual Expenses	1.25%

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund’s fees and expenses is contained in the prospectus for each Eligible Fund.

Total Annual Eligible Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from Eligible Fund

assets, including management fees, distribution

[and/or service] (12b-1) fees, and other expenses)	.46%	1.40%[1]

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 925	$ 1,387	$ 1,924	$ 3,879

(2) If you annuitize at the end of the applicable time period:

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1  The expenses shown include fees and expenses incurred indirectly certain Eligible Funds (the Maxim Profile Portfolios) as a result of their investment in shares of one or more acquired funds. The expenses shown do not reflect any fee waiver or expense reimbursement. The advisers of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.

1 year	3 years	5 years	10 years
$ 282	$ 907	$ 1,623	$ 3,879

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 282	$ 907	$ 1,623	$ 3,879

The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and Example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” on page __ of this prospectus.

Condensed Financial Information

A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is also included in the Series Account’s financial statements, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm. To obtain a fuller picture of each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest

You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:

•	$5,000; or
•	$2,000 if an Annuity IRA

The minimum additional Contribution is:

•	$500; or
•	$50 if made via Automatic Contribution Plan

Allocation of Your Contributions

Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period

The Contract provides for a “free look” period that allows you to cancel your Contract generally within ten days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices

The Contract gives you an opportunity to select among 18 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract

You pay the following charges under the Contract:

 •   An annual contract maintenance charge

 •   A mortality and expense risk charge

You may also have to pay:

•  A Surrender Charge (if you withdraw Annuity Account Value within seven years after purchasing the Contract)

•  A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers

You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date.

There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals

You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.

Withdrawals may be taxable, and if made prior to age 59½, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.

Payment Options

A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit

The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

•	The Annuity Account Value on the date of death, less any applicable Premium Tax; or
•	The sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

Great-West Life & Annuity Insurance Company and the Series Account

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company originally organized under the laws of the State of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the State of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco

Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account currently has 18 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. We may or may not make additional Investment Divisions available to Owners of the Contracts in the future based on our assessment of marketing needs and investment conditions.

The Eligible Funds

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Eligible Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

GWFS may receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.25% annually of Series Account assets invested in an Eligible Fund.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Eligible Fund invests in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Eligible Fund also invests in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or unrated securities of comparable quality). Additionally, this Eligible Fund invests in securities with a weighted average maturity of less than 90 days and in securities which are only denominated in U.S. dollars. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the “Lehman Index”). Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Lehman Index, and a portfolio of securities using a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor’s (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap 400 Index, weighted according to their respective pro-rata shares of the market.1 The S&P Mid-Cap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the S&P’s Corporation of companies having a weighted marked capitalization averaging $3.4 billion. This Eligible Fund seeks to own the securities contained in the benchmark indexes in as close as possible a proportion as each stock’s weight in the benchmark indexes. This may be accomplished through ownership of all stocks in the benchmark indexes and/or through a combination of stock ownership and owning futures contracts on the benchmark indexes and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark indexes.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Eligible Fund may invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators. The Eligible Fund may also invest up to 20% of its net assets in dollar rolls and/or mortgage dollar rolls. In a mortgage dollar roll transaction, the Eligible Fund sells a mortgage-backed security from its portfolio to another party and agrees to buy a substantially similar security from the same party at a set price at a specified later date. Dollar rolls and mortgage dollar rolls may involve the risk that the market value of the securities that the Eligible Fund is committed to buy may decline below the price of the securities the Eligible Fund has sold. The Eligible Fund may also invest in commercial mortgage-backed securities, asset-backed securities, and corporate bonds. The Eligible Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The stocks which make up the S&P 600 Stock Index trade on the New York Stock Exchange, American Stock and Options Exchange, or NASDAQ over-the-counter market. The S&P 600 Stock Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market. This Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock’s weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Ariel MidCap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($2.09 billion to $5.22 billion), medium ($5.22 billion to $16.54 billion), or medium/large ($16.54 billion to $59.30 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. This Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. This Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim Small-Cap Growth Portfolio (formerly Maxim Trusco Small-Cap Growth Portfolio) seeks to achieve long-term capital growth. Under normal circumstances, this Eligible Fund invests in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or less at the time of initial purchase. This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion. This Eligible Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth. This Eligible Fund invests up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

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1  Standard & Poor’s®”, “S&P®”, S&P Small-Cap 600 Stock Index, S&P 500 Composite Stock Price Index, S&P Mid-Cap Index, S&P 500/Citigroup Value Index and “S&P 500/Citigroup Growth Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life & Annuity Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

Maxim Invesco ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S. This Eligible Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets. This Eligible Fund will select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion. It will analyze potential investments through computer analysis which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth. This Eligible Fund utilizes a global sector based approach to company research.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Eligible Fund emphasizes companies with favorable prospects for increasing dividend income and, secondarily, capital appreciation. The Eligible Fund may also invest up to 25% of its assets in foreign securities. The Eligible Fund seeks to invest in companies which have some of the following characteristics: established operating histories; above-average current dividend yield relative to the S&P 500 Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500 Index; low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises. In pursuing its investment objective, the Eligible Fund’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Eligible Fund’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Eligible Fund’s objectives. The Eligible Fund may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Eligible Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. This Eligible Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Eligible Fund, and maximum total return potential. This Eligible Fund may also invest up to 20% in preferred stocks and convertible preferred stocks, up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation, and up to 35% in below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($2.09 billion and below) or medium/small ($2.09 million to $5.22 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase. This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P MidCap 400 Index or the Russell Midcap® Growth Index, emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company. The market capitalization of the companies in the portfolio, the S&P MidCap 400 Index, and the Russell Midcap® Growth Index will change over time, and the Eligible Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The Eligible Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The Eligible Fund may also invest up to 25% of its total net assets in foreign securities. In pursuing its investment objective, the Eligible Fund’s manager has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Eligible Fund’s manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stock, other securities may also be purchased, including futures and options, in keeping with the Eligible Fund’s objectives, the Eligible Fund may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities. The Eligible Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Maxim Profile Portfolios

Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizons and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments.

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Eligible Fund invests in securities of companies whose value it believes is not fully recognized by the public. It uses fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either “growth” stocks or “value” stocks or both.

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 82 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC (“Ariel”) is the sub-adviser to the Maxim Ariel MidCap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors (“BNY”) is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

Invesco Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim Invesco ADR Portfolio. Invesco Global Asset Management (N.A.), Inc. is located at 1360 Peachtree Street N.E. #100, Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

Silvant Capital Management LLC (“Silvant”) is the sub-adviser to the Maxim SmallCap Growth Portfolio. Silvant is located at 50 Hurt Plaza, Suite 1500, Atlanta, Georgia 30303. Silvant is a subsidiary of RidgeWorth Capital Management, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment

All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds

Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West’s Administrative Offices.The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions

The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

•	$5,000; or
•	$2,000 if an Annuity IRA.

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West’s Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by state law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.

If you exercise the free look privilege, you must return the Contract to Great-West’s Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Additional Contributions

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

•	$500; or
•	$50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division’s Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk®, or through the Internet, will not be processed.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

Transfers

In General

Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West’s Administrative Offices, by calling KeyTalk® - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.

Your Request must specify:

•	the amounts being Transferred,
•	the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and
•	the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from a Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the underlying Eligible Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Eligible Funds to monitor for such activity. If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading. If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately (unless the applicable Eligible Fund requires that a restriction be implemented immediately without warning, in which case the trading restriction described below will be implemented immediately and written notice of the same will be provided to the individual). We will then provide a subsequent report of the Owner's trading activity to the Eligible Fund. If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to Great-West through U.S. mail ("U.S. Mail Restriction"); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that the Series Account’s market timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading.

Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Eligible Fund. Under rules adopted by the SEC, we are required to: (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund. Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of an Investment Division is $100 per month.
•

You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) specify the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer

Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9th, your first Transfer will be made on April 9th (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

•	Your entire Variable Account Value must be included.
•	You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing.

You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions

You may make Transfer Requests by telephone by using KeyTalk®, or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West’s Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

•	No withdrawals may be made after the Annuity Commencement Date.
•	If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
•	Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
•	If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.
•	If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
•	Proceeds will generally be paid in one lump sum within seven days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of seven days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service (“IRS”). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit

Death Benefit Payments--After Annuity Commencement Date

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant’s date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant’s death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date

If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date

If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date

If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

(a)	First, to the surviving Joint Owner.
(b)	If there is no surviving Joint Owner, then to the Contingent Owner.
(c)	If there is no Contingent Owner, then to the Annuitant.

If the Owner’s surviving spouse is the person entitled to receive benefits upon the Owner’s death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date

If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

• the Annuity Account Value as of the date of death, less any applicable Premium Tax; or

• the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

• new allocation instructions are requested by the Beneficiary; or

• the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary’s Request. Unless otherwise specified by the Owner prior to the Annuitant’s death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

• payment in a single sum; or
• payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner’s death from a Contract purchased on a non-tax qualified basis (“Non-Qualified Contract”) before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to Internal Revenue Code §72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner’s death or the death of the Non-Owner Annuitant if the Owner is a non-individual entity. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under Internal Revenue Code §72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner’s death. Payments must be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to Internal Revenue Code §401(a)(9).

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West’s Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions

No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

•	An annual contract maintenance charge, and
•	a mortality and expense risk charge.

You may also pay:

•	a Surrender Charge (only for withdrawals within the first seven Contract years), and
•	deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge

Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

•	The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.
•	The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax

We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge

We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

•	The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.
•	The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
•	Only one Free Amount is available in each calendar year.
•	The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

•	you Request an annuity option with a payment period of at least 36 months; or
•	you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
•	the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Percentage of Distribution
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

Expenses of the Eligible Funds

The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds’ fees and deductions. You bear these costs indirectly when you allocate to an Investment Division. Additional information about the fees and deductions can be found in the Eligible Funds’ prospectuses.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options

Periodic Payments

You may Request that all or part of the Annuity Account Value be applied to a periodic payment option.

In Requesting periodic payments, you must elect:

•	The payment frequency of either 12-, 6-, 3- or 1-month intervals;
•	A payment amount—a minimum of $50 is required;
•	The calendar day of the month on which payments will be made;
•	One payment option; and
•

The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

•	You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
•	You may keep the same investment options as were in force before periodic payments began.
•	Charges and fees under the Contract continue to apply.
•

The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

•	The date the amount elected to be paid under the option selected has been reduced to zero.
•	The Annuity Account Value is zero.
•	You Request that withdrawals stop.
•	You or the Annuitant dies.

Periodic Payment Options

If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1—Income for a specified period (at least 36 months)

You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2—Income of a specified amount (at least 36 months)

You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3-–Interest Only

The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in a Guaranteed Sub-Account.

Option 4--Minimum distribution

If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5-–Any Other Form (at least 36 months)

Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments

Annuity Commencement Date

You choose the date you would like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 ½.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 ½, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you are using this Contract in connection with an Individual Retirement Account, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.

Annuity Payment Options

You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1—Income of specified amount

(Available as fixed payments only)

The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2—Income for a specified period

(Available as fixed payments only)

Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3—Life annuity with guaranteed period

This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4—Life annuity

This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 – Any other form

Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions

Amount of first payment

The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return (“AIR”) of 5%.

Annuity units

The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment

After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments

The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by Great-West. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

Transfers after the Annuity Commencement Date

Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions

Once payments start under the annuity payment option you select:

•	no changes can be made in the annuity form,
•	no additional Contributions will be accepted under the Contract, and
•	no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters

Seek Tax Advice

The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.

Introduction

The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis (“Non-Qualified Contract”) or purchased and used in connection with IRAs (“Annuity IRA”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

In General

Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a “natural person” will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

•	Where the Contract is acquired by the estate of a decedent.
•	Where the Contract is an Annuity IRA.
•	Where the Contract is a qualified funding asset for a structured settlement.
•	Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
•	Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the “investment in the contract” at that time. The “investment in the Contract” generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any annuity payment, as well as the taxable portion of any withdrawal, is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner attains age 59½.
•	Made as a result of the death or disability of the Owner under the Contract.
•	Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.
•	Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
•	If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1.

If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest must be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.

2.

If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to similar rules under Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be “adequately diversified” in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Internal Revenue Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account.” In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, assignments or exchanges

A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding

Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the Owner’s tax status. Owners, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges

Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities

Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70½. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under “Taxation of Annuities.” Please consult a competent tax adviser for further information.

Distribution of the Contracts

GWFS Equities, Inc. (”GWFS”) is the principal underwriter and distributor of the Contracts. GWFS is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the Financial Industry Regulatory Authority, Inc. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.

Voting Rights

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
•	To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.
•	To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.

•	To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
•	To change the time or time of day at which a Valuation Date is deemed to have ended.
•	To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing Investment Divisions

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

Substitution of Investments

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior notice to you and compliance with the Federal securities laws.

Legal Matters

Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings

There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, Inc., the principal underwriter of the Contracts. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Available Information

We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 100 F Street, N.E., Washington, D.C. 20549.

The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:

•	Custodian and Independent Registered Public Accounting Firm;
•	Underwriter; and
•	Financial Statements

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
FIDELITY VIP CONTRAFUND
Value at beginning of period	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35	10.00
Value at end of period	22.47	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35
Number of accumulation units outstanding at end of period	8,005	9,453	10,879	13,018	12,839	15,923	25,897	33,124	11,336
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	39.56	35.98	35.24	31.78	24.83	28.18	24.15	20.60	20.80	15.75
Value at end of period	38.59	39.56	35.98	35.24	31.78	24.83	28.18	24.15	20.60	20.80
Number of accumulation units outstanding at end of period	16,199	17,646	23,248	26,967	28,088	27,764	30,078	29,343	51,895	52,202
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	37.77	33.98	34.57	28.65	22.45	24.25	21.24	16.98	18.25	17.07
Value at end of period	36.37	37.77	33.98	34.57	28.65	22.45	24.25	21.24	16.98	18.25
Number of accumulation units outstanding at end of period	5,959	7,082	8,002	8,024	7,607	10,923	6,514	2,879	5,405	5,611
MAXIM BOND INDEX
Value at beginning of period	11.52	11.24	11.15	10.93	10.74	10.00
Value at end of period	12.15	11.52	11.24	11.15	10.93	10.74
Number of accumulation units outstanding at end of period	10,096	4,710	4,306	4,374	4,610	3,557
MAXIM INDEX 600
Value at beginning of period	33.25	29.38	27.79	23.11	16.94	20.24	19.37	17.79	16.10	16.57
Value at end of period	32.56	33.25	29.38	27.79	23.11	16.94	20.24	19.37	17.79	16.10
Number of accumulation units outstanding at end of period	11,275	14,092	16,645	17,845	16,092	13,926	17,208	18,670	20,517	19,021
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	28.06	25.58	24.97	22.78	17.73	16.16	15.96	15.45	14.91	14.60
Value at end of period	29.96	28.06	25.58	24.97	22.78	17.73	16.16	15.96	15.45	14.91
Number of accumulation units outstanding at end of period	6,917	9,213	12,227	15,128	14,064	14,888	52,542	56,967	60,769	77,918
MAXIM INVESCO ADR
Value at beginning of period	25.48	20.83	18.95	16.04	12.37	14.42	17.50	19.72	16.28	14.90
Value at end of period	27.05	25.48	20.83	18.95	16.04	12.37	14.42	17.50	19.72	16.28
Number of accumulation units outstanding at end of period	17,739	21,614	20,938	18,197	20,146	16,951	20,956	23,147	27,044	35,311

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
MAXIM MONEY MARKET
Value at beginning of period	13.18	12.76	12.57	12.61	12.68	12.66	12.36	11.80	11.40	10.97
Value at end of period	13.63	13.18	12.76	12.57	12.61	12.68	12.66	12.36	11.80	11.40
Number of accumulation units outstanding at end of period	66,097	99,869	65,964	72,990	97,844	110,458	112,573	85,500	278,853	72,950
MAXIM STOCK INDEX
Value at beginning of period	30.24	26.70	25.74	23.53	18.56	24.07	27.60	30.35	25.67	20.50
Value at end of period	31.40	30.24	26.70	25.74	23.53	18.56	24.07	27.60	30.35	25.67
Number of accumulation units outstanding at end of period	34,421	73,268	78,956	91,037	105,025	107,411	137,794	156,654	124,499	154,519
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	34.90	29.67	28.85	25.39	20.45	23.84	23.75	21.30	20.86	19.39
Value at end of period	35.58	34.90	29.67	28.85	25.39	20.45	23.84	23.75	21.30	20.86
Number of accumulation units outstanding at end of period	24,935	29,263	37,594	39,929	46,571	43,736	50,304	55,601	75,493	88,484
MAXIM U.S. GOVERNMENT SECURITIES
Value at beginning of period	17.36	16.85	16.70	16.27	16.06	14.81	14.01	12.83	12.95	12.23
Value at end of period	18.26	17.36	16.85	16.70	16.27	16.06	14.81	14.01	12.83	12.95
Number of accumulation units outstanding at end of period	4,843	7,964	12,932	15,586	19,264	21,503	14,175	10,223	22,422	28,453
MAXIM T.ROWE PRICE MIDCAP GROWTH
Value at beginning of period	22.99	21.81	19.35	16.59	12.19	15.82	16.21	15.29	12.42	10.00
Value at end of period	26.78	22.99	21.81	19.35	16.59	12.19	15.82	16.21	15.29	12.42
Number of accumulation units outstanding at end of period	11,445	17,435	21,897	24,281	23,154	24,170	36,668	39,552	10,285	10,161
MAXIM SMALL-CAP GROWTH
Value at beginning of period	25.39	25.04	24.24	23.15	17.90	26.26	34.47	39.84	10.00
Value at end of period	28.14	25.39	25.04	24.24	23.15	17.90	26.26	34.47	39.84
Number of accumulation units outstanding at end of period	11,090	12,752	15,450	19,753	23,915	25,685	38,392	46,875	34,724

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units Outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (1.25)	2007	2006	2005	2004	2003	2002	2001	2000	1999
MAXIM AGGRESSIVE PROFILE Ia
Value at beginning of period	17.36	15.21	14.16	12.27	9.51	11.69	12.56	13.65	11.35
Value at end of period	18.37	17.36	15.21	14.16	12.27	9.51	11.69	12.56	13.65
Number of accumulation units outstanding at end of period	4,245	3,382	1,151	1,025	3,427	4,426	6,176	6,417	6,019
MAXIM MODERATELY AGGRESSIVE PROFILE Ia
Value at beginning of period	16.94	15.08	14.18	12.66	10.34	11.91	12.64	13.38	11.10
Value at end of period	17.94	16.94	15.08	14.18	12.66	10.34	11.91	12.64	13.38
Number of accumulation units outstanding at end of period	6,027	5,408	12,522	14,121	16,962	13,911	37,412	30,244	32,080
MAXIM MODERATE PROFILE Ia
Value at beginning of period	16.17	14.62	13.93	12.66	10.67	11.81	12.30	12.63	10.98
Value at end of period	17.10	16.17	14.62	13.93	12.66	10.67	11.81	12.30	12.63
Number of accumulation units outstanding at end of period	19,301	20,120	37,438	41,394	44,389	24,329	24,656	23,877	29,200
MAXIM MODERATELY CONSERVATIVE PROFILE Ia
Value at beginning of period	14.77	13.61	13.01	12.01	10.44	11.17	11.34	11.54	10.79
Value at end of period	15.52	14.77	13.61	13.01	12.01	10.44	11.17	11.34	11.54
Number of accumulation units outstanding at end of period	5,535	2,605	2,984	2,922	2,852	877	4,173	5,753	5,942
MAXIM CONSERVATIVE PROFILE Ia
Value at beginning of period	14.58	13.70	13.31	12.61	11.47	11.69	11.51	11.01	10.63
Value at end of period	15.21	14.58	13.70	13.31	12.61	11.47	11.69	11.51	11.01
Number of accumulation units outstanding at end of period	595	595	3,012	3,012	3,012	2,011	8,012	10,796	17,411

a The Investment Division commenced operations under this contract on January 15, 1998, at a unit value of 10.00.

Current Accumulation Unit Values can be obtained by calling Great-West toll-free at 1-800-523-4106

APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus
(ii)

the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

(iii)

a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

MAXIM SERIES ACCOUNT

+ Maximum Value Plan

Individual Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Telephone: (800) 228-8706

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2008, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("Great-West") at the above address or at the above telephone number.

May 1, 2008

TABLE OF CONTENTS

Page

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-3
UNDERWRITER	B-3
FINANCIAL STATEMENTS	B-3

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A.	Custodian

The assets of Maxim Series Account (the "Series Account") are held by Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of. Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of Great-West.

B.	Independent Registered Public Accounting Firm

The public accounting firm of Deloitte & Touche LLP performs certain auditing services for Great-West and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.

The financial statements of each of the investment divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company and the financial statements of Great-West Life & Annuity Insurance Company included in this Prospectus and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and includes an explanatory paragraph referring to the change in method of accounting for income taxes, as required by accounting guidance adopted on January 1, 2007, and change in method of accounting for defined benefit and other post retirement plans and share based payments as required by accounting guidance which was adopted on December 31, 2006, and January 1, 2006, respectively, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

UNDERWRITER

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of Great-West. Prior to 1996, the Contracts were offered through an affiliate of Great-West. GWFS received commissions paid by Great-West in the amount of $0.00 for 2007, $0.00 for 2006, and $0.00 for 2005.

FINANCIAL STATEMENTS

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract

Owners under the Contracts is affected solely by the investment results of the Series Account. The financial statements, by investment division, of the Series Account are also included herein.

Great-West Life & Annuity Insurance Company

Financial Statements for the Years Ended December 31, 2007and 2006

and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the 'Company') as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. Our audits also included the financial statement schedule listed in the Index at Item 8. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 4, the Company changed its method of accounting for income taxes, as required by accounting guidance on January 1, 2007, and changed its method of accounting for defined benefit and other post retirement plans and share based payments as required by accounting guidance which the Company adopted on December 31, 2006, and January 1, 2006, respectively.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 27, 2008

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Assets
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost $13,592,003 and $15,367,735)	$13,551,233	$15,309,951
Fixed maturities held for trading, at fair value (amortized cost $22,855 and $0)	23,060	'
Mortgage loans on real estate (net of allowances of $9,448 and $15,661)	1,207,169	1,338,193
Equity investments available-for-sale, at fair value (cost $19,749 and $17,875)	29,576	28,242
Policy loans	3,767,872	3,797,585
Short-term investments, available-for-sale (cost approximates fair value)	472,633	960,999
Limited partnership interests	326,971	345,192
Other investments	4,169	4,413

Total investments	19,382,683	21,784,575
Other assets:
Cash	54,814	32,589
Reinsurance receivable:
Related party	381,931	531,389
Other	123,176	176,368
Deferred acquisition costs and value of business acquired	443,302	505,134
Investment income due and accrued	142,801	159,778
Premiums in course of collection	5,443	10,327
Deferred income taxes	155,548	163,796
Collateral under securities lending agreements	93,472	382,423
Due from parent and affiliates	29,138	10,650
Goodwill	101,655	102,374
Other intangible assets	39,234	43,293
Other assets	522,685	494,399
Assets of discontinued operations	724,766	794,785
Separate account assets	18,089,984	16,289,974

Total assets	$40,290,632	$41,481,854

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Liabilities and stockholder's equity
Policy benefit liabilities:
Policy reserves:
Related party	$2,493,511	$4,639,829
Other	14,883,183	14,547,742
Policy and contract claims	262,503	309,442
Policyholders' funds	302,957	272,707
Provision for policyholders' dividends	78,276	109,700
Undistributed earnings on participating business	209,036	188,198

Total policy benefit liabilities	18,229,466	20,067,618

General liabilities:
Due to parent and affiliates	534,956	547,951
Repurchase agreements	138,537	744,117
Commercial paper	95,667	95,020
Payable under securities lending agreements	93,472	382,423
Other liabilities	648,857	622,513
Liabilities of discontinued operations	468,496	603,283
Separate account liabilities	18,089,984	16,289,974

Total liabilities	38,299,435	39,352,899

Commitments and contingencies (Note 21)

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	'	'
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	747,533	737,857
Accumulated other comprehensive income (loss)	(1,518)	(46,537)
Retained earnings	1,238,150	1,430,603

Total stockholder's equity	1,991,197	2,128,955

Total liabilities and stockholder's equity	$40,290,632	$41,481,854

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Revenues:
Premium income:
Related party (net of related party premiums ceded of $1,391,980, $4,827 and $5,185)	($1,146,908)	$275,169	$321,663
Other (net of premiums ceded of $40,380, $47,122 and $61,996	289,641	307,283	324,373
Fee income	463,265	341,372	302,961
Net investment income	1,139,541	1,110,136	1,044,081
Net realized gains (losses) on investments	(2,028)	(9,465)	18,697

Total revenues	743,511	2,024,495	2,011,775

Benefits and expenses:
Life and other policy benefits (net of reinsurance recoveries of $39,640, $58,012 and $95,566)	624,381	702,262	632,098
Increase (decrease) in policy reserves:
Related party	(1,539,777)	29,245	147,466
Other	79,254	11,132	49,571
Interest paid or credited to contractholders	497,438	470,416	477,381
Provision for policyholders' share of earnings on participating business	20,296	9,061	(3,039)
Dividends to policyholders	93,544	98,605	100,613

Total benefits	(224,864)	1,320,721	1,404,090
General insurance expenses	432,426	367,315	294,081
Amortization of deferred acquisition costs and value of business acquired	135,570	46,191	51,528
Interest expense	41,713	33,623	14,396

Total benefits and expenses	384,845	1,767,850	1,764,095

Income from continuing operations before income taxes	358,666	256,645	247,680
Income tax expense	118,791	72,603	66,545

Income from continuing operations	239,875	184,042	181,135
Income from discontinued operations, net of income taxes of $85,707, $79,291 and $94,899	178,853	153,160	190,420

Net income	$418,728	$337,202	$371,555

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Condensed Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

			Accumulated Other Comprehensive Income

	Common Stock	Additional Paid-in Capital	Unrealized Gains (Losses) on Securities	Employee Benefit Plan Adjustments	Retained Earnings	Total

Balances, January 1, 2005	$7,032	$725,935	$133,546	($14,751)	$1,192,599	$2,044,361
Net income					371,555	371,555
Other comprehensive income (loss):
Net change in unrealized losses			(125,280)			(125,280)
Minimum pension liability adjustment				(10,333)		(10,333)

Total comprehensive income						235,942
Dividends					(221,358)	(221,358)
Income tax benefit on stock-based compensation		2,766				2,766

Balances, December 31, 2005	$7,032	$728,701	$8,266	($25,084)	$1,342,796	$2,061,711
Net income					337,202	337,202
Other comprehensive income (loss):
Net change in unrealized losses			(23,974)			(23,974)
Minimum pension liability adjustment				989		989

Total comprehensive income						314,217
Impact of adopting SFAS No. 158				(6,734)		(6,734)
Dividends					(249,395)	(249,395)
Capital contribution - stock-based compensation		4,525				4,525
Income tax benefit on stock-based compensation		4,631				4,631

Balances, December 31, 2006	$7,032	$737,857	($15,708)	($30,829)	$1,430,603	$2,128,955
Net income					418,728	418,728
Other comprehensive income (loss):
Net change in unrealized gains			9,903			9,903
Minimum pension liability adjustment				34,998		34,998

Total comprehensive income						463,629
Impact of adopting SFAS No. 155			118		(3)	115
Impact of adopting FIN No. 48					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860

Balances, December 31, 2007	$7,032	$747,533	($5,687)	$4,169	$1,238,150	$1,991,197

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Cash flows from operating activities:
Net income	$418,728	$337,202	$371,555
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	20,296	9,061	(3,039)
Amortization of (premiums) accretion of discounts on investments, net	(58,067)	(55,218)	(52,712)
Net realized (gains) losses on investments	(2,155)	12,076	(38,977)
Net purchases of trading securities	(20,825)	'	'
Depreciation and amortization	176,560	77,256	81,847
Deferral of acquisition costs	(73,062)	(60,187)	(50,437)
Deferred income taxes	(5,239)	32,807	20,108
Changes in assets and liabilities, net of effects of acquisitions:
Policy benefit liabilities	85,799	197,465	86,845
Reinsurance receivable	(106,382)	40,279	120,793
Accrued interest and other receivables	26,695	(16,501)	1,022
Other, net	46,513	(25,994)	(189,526)

Net cash provided by operating activities	508,861	548,246	347,479

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	4,052,791	7,486,226	5,783,036
Mortgage loans on real estate	159,959	325,291	250,112
Equity investments and other limited partnership interests	51,596	209,453	240,886
Purchases of investments:
Fixed maturities available-for-sale	(4,015,650)	(9,146,358)	(5,933,327)
Mortgage loans on real estate	(228,746)	(209,079)	(122,078)
Equity investments and other limited partnership interests	(35,372)	(56,350)	(121,881)
Acquisitions, net of cash acquired	(15,208)	1,301,372	'
Net change in short-term investments	1,132,840	3,459	(574,229)
Net change in repurchase agreements	(625,242)	7,874	192,658
Other, net	(36,643)	(33,629)	64,505

Net cash provided by (used in) investing activities	440,325	(111,741)	(220,318)

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007		2006	2005

Cash flows from financing activities:
Contract deposits		$1,228,154	$1,065,805	$1,166,502
Contract withdrawals		(1,491,994)	(1,603,285)	(1,195,166)
Change in due to parent and affiliates		(31,483)	323,018	60,426
Dividends paid		(604,983)	(249,395)	(221,358)
Net commercial paper borrowings (repayments)		647	(44)	20
Change in bank overdrafts		(23,523)	(1,566)	7,034
Income tax benefit of stock option exercises		5,860	4,631	2,766

Net cash used in financing activities		(917,322)	(460,836)	(179,776)

Net increase (decrease) in cash		31,864	(24,331)	(52,615)
Cash, continuing and discontinued operations, beginning of year		33,572	57,903	110,518

Cash, continuing and discontinued operations, end of year		65,436	33,572	57,903
Less cash, discontinued operations, end of year		(10,622)	(983)	(2,382)

Cash, end of year		$54,814	$32,589	$55,521

Supplemental disclosures of cash flow information:
Net cash paid during the year for:
Income taxes		$121,847	$63,619	$93,608
Interest		41,713	30,959	17,553

Non-cash investing and financing transactions during the years:
Assets transferred from The Canada Life Assurance Company (See Note 5)	$	'	$87,622	$468,123
Fair value of assets acquired in settlement of fixed maturity investments			'	4,659
Share-based compensation expense		3,816	4,525	'
Return of invested reinsurance assets to The Canada Life Assurance Company (See Note 5)		1,608,909	'	'

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company and its subsidiaries (collectively, the 'Company') is a direct wholly-owned subsidiary of GWL&A Financial Inc. ('GWL&A Financial'), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. ('Lifeco'). The Company offers a wide range of life insurance and retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ('GAAP') requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans on real estate, deferred acquisition costs and value of business acquired, goodwill and other intangible assets, derivative instruments, valuation of privately placed and non-actively traded public investments, employee benefits plans and taxes on income. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances have been eliminated in consolidation.

A reclassification was made in the 2006 consolidated balance sheet to conform to the 2007 presentation. Certain equity investments which in 2007 are presented in limited partnership interests were presented as equity investments in 2006.

Reclassifications were also made to the accompanying consolidated balance sheet at December 31, 2006 and the consolidated statements of income for the years ended December 31, 2006 and 2005 to reflect the Company's discontinued operations. See Note 2.

The reclassifications had no effect on previously reported net income, total assets or total stockholder's equity and were made in order to further enhance the readers' understanding of the Company's consolidated financial statements.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income in the stockholder's equity section in the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company's consolidated balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

During the year ended December 31, 2007, the Company purchased fixed maturity securities which were classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.

2.

Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgment is based upon extensive situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder's equity section of the Company's consolidated balance sheets. The Company uses the equity method of accounting for investments in which it has more than a minority interest and has influence in the entity's operating and financial policies, but does not have a controlling interest. Realized gains and losses and declines in value, determined to be other-than-temporary, are included in net realized gains (losses) on investments.

4.

Limited partnership interests are valued under the cost method of accounting. The Company uses this method since it has a minority equity interest and virtually no influence over the entity's operations. Also included in other limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis.

8.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company's right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

the securities loaned in event of default by the borrower. The Company's securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income in the Company's consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company's cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets. At December 31, 2007 and 2006, these liabilities were $48,449 and $35,167, respectively.

Internal use software - Capitalized internal use software development costs, net of accumulated depreciation, in the amounts of $38,537 and $43,521, are included in other assets at December 31, 2007 and 2006, respectively. The Company capitalized $3,504, $9,329 and $8,732 of internal use software development costs during the years ended December 31, 2007, 2006 and 2005, respectively.

Deferred acquisition costs ('DAC') and value of business acquired ('VOBA') - DAC, which primarily consists of sales commissions and costs associated with the Company's sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 9 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified. There were no impairments of goodwill recognized during the years ended December 31, 2007, 2006 or 2005.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships, preferred provider networks and healthcare provider networks in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, in addition to shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company's consolidated statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges. The Company's separate accounts include mutual funds or other investment options that, beginning in 2005, purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2007 and 2006, these purchases totaled $74,855 and $67,546, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $383,319 and $356,992 at December 31, 2007 and 2006, respectively, to avoid the overstatement of assets and liabilities in its consolidated balance sheets at those dates.

Life insurance and annuity reserves - Life insurance and annuity reserves with life contingencies in the amounts of $11,330,656 and $12,826,595 at December 31, 2007 and 2006, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies in the amounts of $5,998,749 and $6,318,534 at December 31, 2007 and 2006, respectively, are established at the contract holder's account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company's prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The policies in which the policyholder shares in the Company's participating earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience. The amount of dividends to be paid is determined annually by the Board of Directors.

Participating life and annuity policy reserves are $6,019,015 and $6,793,239 at December 31, 2007 and 2006, respectively. Participating business approximates 8.3% and 12.8% of the Company's individual life insurance in-force at December 31, 2007 and 2006, respectively, and 32.4%, 58.0% and 42.0% of individual life insurance premium income for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has established a Participating Policyholder Experience Account ('PPEA') for the benefit of all participating policyholders, which is included in the accompanying consolidated balance sheets.  In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general account assets.

The Company has also established a Participation Fund Account ('PFA') for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company ('GWL') under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue for the benefit of the participating policyholders.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company's consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

As described more fully in Note 4, the Company adopted FIN No. 48, 'Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109'('FIN 48') effective January 1, 2007. Among other things, under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements.

Stock options - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the 'Lifeco plan') that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. On January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R 'Share-Based Payment' ('SFAS No. 123R') which requires it to use the fair value method to recognize the cost of share-based employee compensation. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of Statement of Financial Accounting Standards No. 123 'Accounting for Stock-Based Compensation' in the notes to its consolidated financial statements (See Notes 4 and 19).

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, the Company must demonstrate that it maintains adequate capital. At December 31, 2007 and 2006, the Company was in compliance with the requirement. (See Note 12).

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contract holders. The Company fulfills this requirement generally with the deposit of United States government obligations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

2. Discontinued Operations and Assets and Liabilities Held for Sale

On November 26, 2007, the Company and certain of its subsidiaries entered into a definitive Asset and Stock Purchase Agreement to sell substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation ('CIGNA') for $1.5 billion in cash, subject to regulatory and certain other approvals. The transaction is expected to be completed during the second quarter of 2008. The business to be sold, formerly reported as the Company's Healthcare segment, is the vehicle through which the Company markets and administers group life and health insurance to small and mid-sized employers. CIGNA will acquire from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company's supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company's subsidiaries. The Company will retain a small portion of its Healthcare business and reports it within its Individual Markets segment. Upon completion of the proposed transaction, the Company's business will be that of its Individual Markets, Retirement Services and Other segments (See Note 18). As required by Statement of Financial Accounting Standards No. 144, 'Accounting for the Impairment or Disposal of Long-Lived Assets,' the statements of income and balance sheets of these business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

In addition, the Company and CIGNA will enter into a Transition Services Agreement (the 'Transition Agreement') whereby the Company will provide certain intellectual technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months, which may be extended, following the completion of the proposed transaction. CIGNA will pay the Company pre-determined monthly fees for these services and will reimburse it for other expenditures it makes under the terms of the Transition Agreement.

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2007 and 2006:

	December 31,

Assets	2007	2006

Fixed maturities available-for-sale	$181,051	$176,704
Short-term investments, available-for-sale	70,044	95,706
Receivables related to uninsured accident and health plan claims, net	134,397	150,854
Reinsurance receivable	46,772	81,987
Goodwill and other intangible assets	58,238	47,475
Premiums in course of collection	91,162	97,547
Deferred income taxes	(9,673)	9,263
Other	152,775	135,249

Total assets	$724,766	$794,785

Liabilities

Policy reserves	$103,219	$148,184
Policy and contract claims	84,662	103,580
Policyholders' funds	106,563	113,594
Other	174,052	237,925

Total liabilities	$468,496	$603,283

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Total revenues from discontinued operations	$1,343,961	$1,609,654	$1,303,960
Total benefits and expenses from discontinued operations	1,079,401	1,377,203	1,018,641

Income from discontinued operations before income taxes	264,560	232,451	285,319
Provision for income taxes	85,707	79,291	94,899

Income from discontinued operations	$178,853	$153,160	$190,420

3. Acquisitions

Metropolitan Life Insurance Company's 401(k) and defined benefit business

On October 2, 2006, the Company purchased several parts of the full service-bundled, small and midsized 401(k) as well as certain defined benefit plan business from Metropolitan Life Insurance Company and its affiliates ('MetLife'). The assets acquired and liabilities assumed and the results of operations have been included in the Company's consolidated financial statements since that date. The acquisition included the associated dedicated distribution group, including wholesalers, relationship managers and sales associates. As a result of the acquisition, the Company added approximately 280,000 participants in the 401(k) full service segment and increased its distribution capacity.

The purchase included a 100% coinsurance agreement reinsuring the acquired general account business and a 100% modified-coinsurance agreement reinsuring the acquired separate account business. The Company will replace the acquired MetLife policies with its policies over a three year period. As these policies are replaced, they will no longer be subject to the reinsurance agreements. Under the coinsurance agreement, the Company acquired all of the insurance liabilities associated with these contracts and received from MetLife cash to support these liabilities, net of the purchase price. Under the modified-coinsurance agreement, MetLife retained the approximate $2.3 billion of separate account assets and liabilities but cedes to the Company all of the net profits and losses and related net cash flows. In addition, the Company acquired the rights to provide administrative services and recordkeeping functions for approximately $3.2 billion of participant account values.

The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of business acquired ('VOBA') and goodwill. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at October 2, 2006:

Assets

Cash acquired, net of cash consideration	$1,384,117
Value of business acquired	46,033
Goodwill	56,981
Other intangible assets	6,337
Other assets	650

Total assets	$1,494,118

Liabilities and Stockholder's Equity

Policy reserves	$1,486,147
Other liabilities	7,971

Total liabilities	$1,494,118

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

performance, surrenders, operating expenses, investment returns and other factors. Actual experience of the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA for these annuity products is adjusted to reflect actual experience. The VOBA has an expected amortization period of 14 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships for the recordkeeping business acquired and amounted to $6,337 as a result of this acquisition. This intangible will be amortized in relation to the expected economic benefits of the agreement. If actual experience with customer relationships differs from expectations, the amortization will be adjusted to reflect actual experience. The customer relationship intangible asset has an expected weighted average amortization period of 14 years.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $56,981, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

U.S. Bank's defined contribution business

On December 31, 2006, the Company purchased the full service-bundled, defined contribution business from U.S. Bank. The results of operations of this business have been included in the Company's consolidated financial statements since that date. The acquired business primarily relates to the administration of approximately 1,900 401(k) plans which represent approximately 195,000 members and more than $9.0 billion in retirement plan assets. The acquisition includes the retention of relationship managers and sales and client service specialists. An adjustment to the purchase price may be paid to or received from U.S. Bank in 2008. The adjustment is contingent upon the attainment of certain revenue and contract retention targets. Any adjustment either paid to or received from U.S. Bank in future years will be recorded as an adjustment to the purchase price allocation in the period in which the contingency is resolved.

The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date and the use of a third-party business valuation expert to estimate the value of goodwill and other intangible assets acquired. The following table presents an allocation of the purchase price to assets acquired and liabilities assumed as adjusted for revisions to the original purchase price allocation at December 31, 2006:

Assets

Cash consideration	($72,000)
Goodwill	38,990
Other intangible assets	35,010

Total assets	$2,000

Liabilities and Stockholder's Equity

Other liabilities	$2,000

Total liabilities	$2,000

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition amounted to $38,990, all of which has been allocated to the Retirement Services segment. For income tax purposes, all of this goodwill will be deductible over 15 years.

The value of the identifiable intangible assets reflects the estimated fair value of customer relationships acquired of $27,040 and the estimated fair value of the preferred provider agreement of $7,970. These intangibles will be amortized in relation to the expected economic benefits of the agreement. If actual experience differs from expectations, the amortization will be adjusted to reflect actual experience. The intangibles have an expected weighted average amortization period of 14 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

4. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In December 2004, the Financial Accounting Standards Board (the 'FASB') issued Statement of Financial Accounting Standards No. 123R, 'Share-Based Payment' ('SFAS No. 123R'). SFAS No. 123R replaces Statement of Financial Accounting Standards No. 123 'Accounting for Stock-Based Compensation' ('SFAS No. 123') and supersedes Accounting Principles Board Opinion No. 25 'Accounting for Stock Issued to Employees' ('APB No. 25'). SFAS No. 123R requires a company to use the fair value method to recognize the cost of its stock-based employee compensation and to provide certain other additional disclosures. Previously, the Company elected only to disclose the proforma impact of recording the fair value of stock options under the provisions of SFAS No. 123 in the notes to its consolidated financial statements. The Company adopted the provisions of SFAS No. 123R on January 1, 2006. The adoption of SFAS No. 123R did not have a material effect on the Company's consolidated balance sheets or the results of its operations (See Note 19).

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, 'Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts' ('SOP 05-1'). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement of Financial Accounting Standards No. 97, 'Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.' SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material effect on the Company's consolidated financial position or the results of its operations.

In November 2005, the FASB issued Staff Position No. FAS 115-1 and FAS 124-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments' ('FSP 115-1 and 124-1'). FSP 115-1 and 124-1 supersedes Emerging Issues Task Force Issue No. 03-1, 'The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments' and amends Statement of Financial Accounting Standards No. 115 'Accounting for Certain Investments in Debt and Equity Securities,' Statement of Financial Accounting Standards No. 124 'Accounting for Certain Investments Held by Not-for-Profit Organizations' and Accounting Principles Board Opinion No. 18 'The Equity Method of Accounting for Investments in Common Stock.' FSP 115-1 and 124-1 addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary in nature and the measurement of an impairment loss. FSP 115-1 and 124-1 also includes provisions for accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 and 124-1 was effective for reporting periods beginning after December 15, 2005 with earlier adoption permitted. The Company adopted FSP 115-1 and 124-1 during its fiscal quarter ended December 31, 2005. The adoption of FSP 115-1 and 124-1 did not have a material effect on the Company's consolidated financial position or the results of its operations.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, 'Accounting for Certain Hybrid Financial Instruments' ('SFAS No. 155'). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 'Accounting for Derivative Instruments and Hedging Activities' to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 increased stockholder's equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, 'Accounting for Uncertainty in Income Taxes' ('FIN 48'). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 'Accounting for Income Taxes'. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 decreased stockholder's equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, 'Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans' ('SFAS No. 158'). For fiscal years ending after December 15, 2006, SFAS No. 158 requires a company to recognize in its balance sheet an asset for a defined benefit postretirement plan's overfunded status or a liability for a plan's underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder's equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of SFAS No. 158 as of December 31, 2006. The adoption of SFAS No. 158 decreased accumulated other comprehensive income (loss) by $6,734. The adoption of SFAS No. 158 did not affect the results of operations for the year ended December 31, 2006. For fiscal years ended after December 15, 2008, SFAS No. 158 requires a company to measure a defined benefit postretirement plan's assets and obligations that determine its funded status as of the end of its fiscal year. The Company is evaluating the impact that the adoption of the measurement date provision of SFAS No. 158 will have on its consolidated financial position and results of operations.

In September 2006, the U.S. Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, 'Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements' ('SAB No. 108'). SAB No. 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB No. 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB No. 108. The Company adopted SAB No. 108 on December 31, 2006. The adoption of SAB No. 108 did not have a material effect on the Company's consolidated financial position.

Accounting pronouncements that will be adopted in the future

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, 'Fair Value Measurements' ('SFAS No. 157'). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 did not have a material effect on the Company's consolidated financial position or results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, 'The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115' ('SFAS No.159'). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, 'Accounting for Certain Investments in Debt and Equity Securities', applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted the provisions of SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have a material effect on the Company's consolidated financial position or results of its operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), 'Business Combinations' ('SFAS No. 141(R)') and Statement of Financial Accounting Standards No. 160, 'Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51' ('SFAS No. 160'). These statements change the accounting for and reporting of business combination transactions and noncontrolling (minority) interests in consolidated financial statements. Some of the significant changes include the recognition of one hundred percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values with subsequent changes in fair value reflected in earnings; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date. SFAS No. 141(R) and SFAS No. 160 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008. The Company will adopt the provisions of these statements for its fiscal year beginning January 1, 2009. The Company is evaluating the impact that the adoption of SFAS No. 141(R) and SFAS No. 160 will have on its consolidated financial position and the results of its operations.

5. Related Party Transactions

The Company performs administrative services for the United States operations of The Great-West Life Assurance Company ('GWL'), a wholly-owned subsidiary of Lifeco and investment services for London Reinsurance Group, an indirect subsidiary of GWL. The Company provides administrative and operational services for the United States operations of The Canada Life Assurance Company ('CLAC'), an indirect wholly-owned subsidiary of Lifeco. The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,

	2007	2006	2005

Investment management revenue included in net investment income	$7,959	$6,772	$7,377
Administrative and underwriting expense reimbursements included as a reduction to general insurance expenses	1,255	1,399	1,367

Total	$9,214	$8,171	$8,744

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

          The following table summarizes amounts due from parent and affiliates at December 31, 2007 and 2006:

			December 31,

Related party	Indebtedness	Due Date	2007	2006

GWL&A Financial Inc.	On account	On demand	$25,932	$	'
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.	On account	On demand	521		229
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	1,370		865
Putnam Investments LLC	On account	On demand	1,315		'
The Canada Life Assurance Company	On account	On demand	'		9,556

Total			$29,138		$10,650

          The following table summarizes amounts due to parent and affiliates at December 31, 2007 and 2006:

			December 31,

Related party	Indebtedness	Due Date	2007	2006

GWL&A Financial Inc. [1]	Surplus note	November 2034	$194,194	$194,184
GWL&A Financial Inc. [2]	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2008	5,095	4,701
GWL&A Financial Inc.	On account	On demand	'	12,907
Great-West Lifeco Finance LP	On account	On demand	582	'
The Great-West Life Assurance Company	On account	On demand	1,046	2,759
The Canada Life Assurance Company	On account	On demand	639	'

Total			$534,956	$547,951

[1]

A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,194 and $194,184 at December 31, 2007 and 2006, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

[2]

A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then current three-month LIBOR rate. The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company's surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, $28,848 and $14,396 for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

On June 1, 2007, the Company's Individual Markets segment terminated its reinsurance agreement with an affiliate, The Canada Life Assurance Company ('CLAC'), pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis. The Company recorded, at fair value, the following on June 1, 2007 in its consolidated balance sheet in connection with the termination of the reinsurance agreement:

Assets

Fixed maturities	($1,177,180)
Mortgage loans on real estate	(196,743)
Policy loans	(219,149)
Reinsurance receivable	(310,865)
Deferred policy acquisition costs and value of business acquired	(68,809)
Investment income due and accrued	(15,837)
Premiums in course of collection	(3,540)
Deferred income taxes	(18,274)

Total assets	($2,010,397)

Liabilities and Stockholder's Equity

Policy reserves	($1,976,028)
Policy and contract claims	(20,256)
Policyholders' funds	(20,464)
Provision for policyholder dividends	(31,841)
Undistributed earnings on participating business	8,161
Other liabilities	103

Total liabilities	(2,040,325)

Accumulated other comprehensive income	7,684
Retained earnings	22,244

Total stockholder's equity	29,928

Total liabilities and stockholder's equity	($2,010,397)

The Company recorded the following on June 1, 2007 in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income, related party	($1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)

Total revenues	(1,343,407)

Decrease in reserves, related party	(1,453,145)
Provision for policyholders' share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961

Total benefits and expenses	(1,382,023)

Income before income taxes	38,616
Income taxes	16,372

Net income	$22,244

On July 3, 2007, Great-West Life & Annuity Insurance Company of South Carolina ('GWSC'), a wholly-owned subsidiary of the Company, and CLAC amended their reinsurance agreement pursuant to which the Company assumed additional term life insurance from CLAC. As a result of this amendment, the Company recorded $33,677 in both premium income and increase in reserves in the consolidated statement of income on July 3, 2007. GWL&A Financial obtained two letters of credit for the benefit of the Company during December 2005 as collateral under the GWSC and CLAC reinsurance agreement for on-balance sheet policy liabilities and capital support. The first is for $802,100 and renews automatically until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews automatically. At December 31, 2007 and 2006, there were no outstanding amounts related to these lines of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

As a result of this amendment, the Company also recorded the following in the consolidated balance sheet on July 3, 2007:

Assets

Reinsurance receivable	$33,677

$33,677

Liabilities and Stockholder's Equity

Policy reserves	$33,677

$33,677

Included within reinsurance receivable in the consolidated balance sheets are $334,169 and $231,842 of funds withheld assets as of December 31, 2007 and 2006, respectively. CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

The Company's separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds. The Company's separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2007 and 2006, these purchases totaled $74,855 and $67,546 respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $383,319 and $356,992 at December 31, 2007 and 2006, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

6. Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2007:

	December 31, 2007

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$2,701,076	$40,661	$7,287	$2,734,450	$2,734,450
Obligations of U.S. states and their subdivisions	1,213,378	61,168	1,129	1,273,417	1,273,417
Foreign governments	1,801	'	31	1,770	1,770
Corporate debt securities	5,327,480	90,847	94,403	5,323,924	5,323,924
Mortgage-backed and asset-backed securities	4,348,268	26,109	156,705	4,217,672	4,217,672

Total fixed maturities	$13,592,003	$218,785	$259,555	$13,551,233	$13,551,233

Total equity investments	$19,749	$10,414	$587	$29,576	$29,576

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2006:

	December 31, 2006

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$3,681,682	$21,168	$28,231	$3,674,619	$3,674,619
Obligations of U.S. states and their subdivisions	1,320,202	20,367	22,783	1,317,786	1,317,786
Foreign governments	14,591	'	132	14,459	14,459
Corporate debt securities	5,761,584	83,393	90,398	5,754,579	5,754,579
Mortgage-backed and asset-backed securities	4,589,676	29,374	70,542	4,548,508	4,548,508

Total fixed maturities	$15,367,735	$154,302	$212,086	$15,309,951	$15,309,951

Total equity investments	$17,875	$10,372	$5	$28,242	$28,242

See Note 7 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2007, by contractual maturity date, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007

	Amortized Cost	Estimated Fair Value

Maturing in one year or less	$947,857	$941,378
Maturing after one year through five years	2,527,759	2,591,909
Maturing after five years through ten years	1,686,852	1,712,933
Maturing after ten years	1,554,714	1,534,061
Mortgage-backed and asset-backed securities	6,874,821	6,770,952

	$13,592,003	$13,551,233

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Proceeds from sales	$2,488,042	$5,944,439	$3,921,643
Gross realized gains from sales	30,834	47,746	33,049
Gross realized losses from sales	(4,309)	(54,221)	(38,911)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has fixed maturity securities with fair values in the amounts of $11,156 and $12,922 that have been non-income producing for the twelve months preceding December 31, 2007 and 2006, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market credit and foreign exchange risk associated with its invested assets. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Fair value hedges - Written call options are used in conjunction with interest rate swap agreements to effectively convert fixed rate bonds to variable rate bonds as part of the Company's overall asset/liability matching program.

The Company's use of derivatives treated as fair value hedges has been nominal during the last three years. Hedge ineffectiveness in the amounts of $0, $224 and $0 were recorded as an increase to net investment income during the years ended December 31, 2007, 2006 and 2005, respectively.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the agreement at each due date.

Hedge ineffectiveness in the amount of $606 was recorded as an increase to net investment income during the year ended December 31, 2007, while $89 was recorded as a decrease to net investment income during the year ended December 31, 2006 and $567 was recorded as an increase to net investment income during the year ended December 31, 2005.

Unrealized derivative gains and losses included in accumulated other comprehensive income are reclassified into earnings at the time interest income is recognized. A derivative net loss in the amount of $1,275 was reclassified to net investment income during the year ended December 31, 2007 while derivative net gains in the amounts of $1,709 and $7,853 were reclassified to net investment income during the years ended December 31, 2006 and 2005. As of December 31, 2007, the Company estimates that $1,225 of net derivative gains included in other accumulated comprehensive income will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures contracts. The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio. Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 'Accounting for Derivative Instruments and Hedging Activities.'

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company occasionally purchases a financial instrument that contains a derivative instrument that is 'embedded' in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument. The Company has the option of separating the embedded derivative from the host contract and carrying it at its fair value or under SFAS No. 155, the Company may carry the entire hybrid instrument at fair value with gains and losses recognized in earnings. Upon adopting SFAS No. 155 on January 1, 2007, the Company no longer bifurcates its credit default swaps.

During the years ended December 31, 2007, 2006 and 2005, decreases in the amounts of $75, $264 and $833, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2007 and 2006:

	December 31, 2007

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$338,075	3.94%-4.70%	November 2008- February 2045
Foreign currency exchange contracts	52,001	N/A	March 2014- December 2016
Futures:
Ten year U.S. Treasury Long position	30,900	N/A	March 2008

	December 31, 2006

	Notional Amount	Strike/Swap Rate	Maturity

Interest rate swaps	$344,876	2.72%-5.37%	April 2007- February 2045
Credit default swaps	98,295	N/A	January 2007- November 2007
Foreign currency exchange contracts	30,000	N/A	December 2016
Futures:
Ten year U.S. Treasury:
Long position	2,100	N/A	March 2007
Five year U.S. Treasury:
Long position	23,500	N/A	March 2007
Total return swap:
Receivable for coinsurance with funds withheld	386,499	Variable	Indeterminable

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Mortgage loans - The following table summarizes information with respect to impaired mortgage loans at December 31, 2007 and 2006:

	December 31,

	2007		2006

Impaired loans, net of related allowance for credit losses of $0 and $6,213	$	'	$4,869
Impaired loans with no related allowance for credit losses		'	1,344
Average balance of impaired loans during the year		6,213	11,773
Interest income recognized while impaired		'	50
Interest income received and recorded while impaired using the cash basis method of recognition		'	109

As part of its active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $6,223 and $6,491 at December 31, 2007 and 2006, respectively.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Balance, January 1	$15,661	$15,661	$30,339
Release of provision	(6,213)	'	(8,000)
Amounts written off, net of recoveries	'	'	(6,678)

Balance, December 31	$9,448	$15,661	$15,661

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company's equity investments was $29,576 and $28,242 at December 31, 2007 and 2006, respectively.

Limited partnership interests - At December 31, 2007 and 2006, the Company had $326,971 and $345,192, respectively, invested in limited partnerships and limited liability corporations. The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2007 and 2006 were $18,849 and $27,441, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $35,539 and $59,177 at December 31, 2007 and 2006, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties. Securities with a cost or amortized cost in the amounts of $84,851 and $365,219 and estimated fair values in the amounts of $90,087 and $365,341 were on loan under the program at December 31, 2007 and 2006, respectively. The Company was liable for collateral under its control in the amounts of $93,472 and $382,423 at December 31, 2007 and 2006, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $496 and $820 at December 31, 2007 and 2006, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, being recorded in accumulated other comprehensive income in the stockholder's equity section in the accompanying consolidated balance sheets. All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company's process for the identification and evaluation of other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as investment losses and adjusts the cost basis of the securities accordingly. The Company does not adjust the revised cost basis for subsequent recoveries in value.

The assessment of whether an other-than-temporary impairment has occurred is based upon management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations and future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

'	Fair value is significantly below cost.

'	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

'	The decline in fair value has existed for an extended period of time.

'	A debt security has been downgraded by a credit rating agency.

'	The financial condition of the issuer has deteriorated.

'	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses by class of investment at December 31, 2007 and 2006. The Company considers these investments to be only temporarily impaired:

	December 31, 2007

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$93,564	$1,035	$584,237	$6,252	$677,801	$7,287
Obligations of U.S. states and their subdivisions	18,748	427	83,482	702	102,230	1,129
Foreign governments	'	'	1,770	31	1,770	31
Corporate debt securities	483,359	19,290	1,907,778	75,113	2,391,137	94,403
Mortgage-backed and asset-backed securities	873,956	74,461	2,097,427	82,244	2,971,383	156,705

Total fixed maturities	$1,469,627	$95,213	$4,674,694	$164,342	$6,144,321	$259,555

Equity investments	$3,615	$587	$ '	$ '	$3,615	$587

Total number of securities in an unrealized loss position	133		667		800

	December 31, 2006

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$1,480,131	$8,560	$900,247	$19,671	$2,380,378	$28,231
Obligations of U.S. states and their subdivisions	279,895	6,251	456,157	16,532	736,052	22,783
Foreign governments	1,217	7	13,242	125	14,459	132
Corporate debt securities	1,155,371	15,950	2,159,779	74,448	3,315,150	90,398
Mortgage-backed and asset-backed securities	722,367	7,782	2,089,050	62,760	2,811,417	70,542

Total fixed maturities	$3,638,981	$38,550	$5,618,475	$173,536	$9,257,456	$212,086

Equity investments	$309	$1	$79	$4	$388	$5

Total number of securities in an unrealized loss position	978		1,455		2,433

Fixed maturity investments - At December 31, 2007 and 2006, less than 3% and less than 1%, respectively, of these securities were rated non-investment grade. Approximately $21,400 of unrealized losses on mortgage-backed and asset-backed securities were related to a decrease in credit quality; however, the fair value is still approximately 92% of the book value of these securities. The unrealized losses on the remaining securities are primarily attributable to fluctuations in market interest rates and changes in credit spreads since the securities were acquired. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

At December 31, 2007 and 2006, the Company had $94,403 and $90,398, respectively, of unrealized losses related to its corporate debt fixed maturity securities. Management has classified these securities by sector, calculated as a percentage of total unrealized losses, as follows:

	December 31,

Corporate sector	2007	2006

Finance	53%	17%
Utility	19%	36%
Consumer	10%	13%
Natural resources	8%	12%
Transportation	5%	10%
Other	5%	12%

	100%	100%

The increase in unrealized losses in the Finance industry was primarily related to perpetual floating-interest rate securities issued by Canadian and foreign banks. None of the losses were related to a ratings downgrade. All these securities are rated A or above. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

Equity investments - The increase in unrealized losses from 2006 to 2007 is related to issues in the airline industry. At December 31, 2007, the Company has no information indicating that any of these investments are other-than-temporarily impaired.

Other-than-temporary impairment recognition

The Company recorded other-than-temporary impairments on fixed maturity investments in the amounts of $34,485, $6,094 and $12,958 during the years ended December 31, 2007, 2006 and 2005, respectively. Of the $34,485, $20,750 was recognized in connection to the termination of the CLAC reinsurance agreement (See Note 5) because the Company no longer had the intent to hold the investments until recovery. The remaining impairments were primarily related to repurchase agreement financing transactions, corporate debt securities in the auto industry and asset-backed securities with manufactured housing collateral. During the years ended December 31, 2007, 2006 and 2005, the Company recorded other-than-temporary impairments on equity securities in the amounts of $389, $469 and $261, respectively.

7. Estimated Fair Value of Financial Instruments

The following table summarizes the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2007 and 2006:

	December 31, 2007		December 31, 2006

Assets	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Fixed maturities and short-term investments	$14,046,926	$14,046,926	$16,270,950	$16,270,950
Mortgage loans on real estate	1,207,169	1,220,186	1,338,193	1,340,089
Equity investments	29,576	29,576	28,242	28,242
Policy loans	3,767,872	3,767,872	3,797,585	3,797,585
Limited partnership interests	326,971	326,971	345,192	345,192
Derivative instruments	8,734	8,734	2,127	2,127
Collateral under securities lending agreements	93,472	93,472	382,423	382,423
Reinsurance receivable	131,506	131,506	133,211	133,211
Separate account assets	18,089,984	18,089,984	16,289,974	16,289,974

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	December 31, 2007		December 31, 2006

Liabilities	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Annuity contract reserves without life contingencies	$5,998,749	$6,041,886	$6,320,290	$6,312,243
Policyholders' funds	302,957	302,957	272,707	272,707
Repurchase agreements	138,537	138,537	744,117	744,117
Commercial paper	95,667	95,667	95,020	95,020
Payable under securities lending agreements	93,472	93,472	382,423	382,423
Derivative instruments	3,634	3,634	7,757	7,757
Notes payable	532,689	532,689	532,285	532,285
Separate account liabilities	18,089,984	18,089,984	16,289,974	16,289,974

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company's financial instruments.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Short-term investments, commercial paper, repurchase agreements and collateral under securities lending agreements

The carrying value of short-term investments, commercial paper, repurchase agreements and collateral under securities lending agreements is a reasonable estimate of fair value due to their short-term nature.

Reinsurance receivables

The estimated fair values and carrying amounts of reinsurance receivables at December 31, 2006 include a reduction of $58,569 representing the estimated fair value of the embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the United States branch of CLAC (See Note 5). Valuation of the derivative is based upon the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Annuity contract reserves without life contingencies

The estimated fair values of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

Policyholders' funds

The estimated fair values of policyholders' funds are the same as the carrying amounts since the Company can change the interest crediting rates with 30 days notice.

Derivatives

Included in other assets at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $8,734 and $2,127, respectively. Included in other liabilities at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $3,634 and $7,757, respectively. The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps, which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at each year-end, taking into consideration current interest rates and other relevant factors.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to a net asset value on a daily basis, which approximates fair value.

8. Reinsurance

The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance. In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2007 and 2006, the reinsurance receivables had carrying values in the amounts of $505,107 and $707,757, respectively. Included in these amounts are $381,931 and $531,389 at December 31, 2007 and 2006, respectively, associated with reinsurance agreements with related parties. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2007 or 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2007:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$52,406,664	$31,359,824	$83,766,488
Reinsurance ceded	(12,229,471)	'	(12,229,471)
Reinsurance assumed	93,804,317	'	93,804,317

Net	$133,981,510	$31,359,824	$165,341,334

Percentage of amount assumed to net	70.0%	0.0%	56.7%

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$292,972	$24,367	$5,058	$322,397
Reinsurance ceded	(1,403,899)	(2,853)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	'	51	252,696

Net	($858,282)	$21,514	($20,499)	($857,267)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2006:

	Life Insurance In-Force

	Individual	Group	Total

Written direct	$51,586,508	$30,452,054	$82,038,562
Reinsurance ceded	(12,307,112)	'	(12,307,112)
Reinsurance assumed	86,823,557	'	86,823,557

Net	$126,102,953	$30,452,054	$156,555,007

Percentage of amount assumed to net	68.9%	0.0%	55.5%

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$276,929	$39,760	$11,087	$327,776
Reinsurance ceded	(43,025)	(8,752)	(172)	(51,949)
Reinsurance assumed	306,572	'	53	306,625

Net	$540,476	$31,008	$10,968	$582,452

The following table summarizes total premium income for the year ended, December 31, 2005:

	Premium Income

	Life Insurance	Accident and Health	Annuities	Total

Written direct	$309,151	$44,361	$4,677	$358,189
Reinsurance ceded	(51,904)	(14,520)	(757)	(67,181)
Reinsurance assumed	352,619	'	2,409	355,028

Net	$609,866	$29,841	$6,329	$646,036

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

9. Deferred Acquisition Costs ('DAC') and Value of Business Acquired ('VOBA')

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years ended December 31, 2007, 2006 and 2005:

	DAC	VOBA	Total

Balance, January 1, 2005	$384,251	$3,837	$388,088
Capitalized additions	50,437	'	50,437
Amortization	(51,306)	(222)	(51,528)
Unrealized investment gains	33,433	12	33,445
Purchase accounting adjustment	'	6,000	6,000

Balance, December 31, 2005	416,815	9,627	426,442
Capitalized additions	60,186	46,033	106,219
Amortization	(44,526)	(1,665)	(46,191)
Unrealized investment gains (losses)	18,740	(76)	18,664

Balance, December 31, 2006	451,215	53,919	505,134
Capitalized additions	73,062	'	73,062
Amortization	(128,575)	(6,995)	(135,570)
Unrealized investment gains	1,121	118	1,239
Purchase accounting adjustment	'	(563)	(563)

Balance, December 31, 2007	$396,823	$46,479	$443,302

DAC includes $82,162 and $81,408 at December 31, 2006, and 2005 as the result of the CLAC indemnity reinsurance agreement which was terminated on June 1, 2007 as discussed in Note 5.

The estimated future amortization of VOBA for the years ended December 31, 2008 through December 31, 2012 is as follows:

Year Ended December 31,	Amount

2008	$6,288
2009	4,190
2010	3,757
2011	3,399
2012	3,096

10. Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2006 and 2007 are as follows:

Retirement Services

Balance, January 1, 2006	$5,784
Additions through acquisitions	96,060
Purchase accounting adjustment	530

Balance, December 31, 2006	102,374
Purchase accounting adjustment	(719)

Balance, December 31, 2007	$101,655

See Note 3 for further discussion on acquisitions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize other intangible assets as of December 31, 2007 and 2006:

	December 31, 2007

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$36,999	($4,154)	$32,845
Preferred provider agreements	7,970	(1,581)	6,389

Total	$44,969	($5,735)	$39,234

	December 31, 2006

	Gross Carrying Amount	Accumulated Amortization	Net Book Value

Customer relationships	$29,839	($1,036)	$28,803
Preferred provider agreements	14,490	'	14,490

Total	$44,329	($1,036)	$43,293

Amortization expense for other intangible assets included in general insurance expenses was $4,699, $497 and $289 for the years ended December 31, 2007, 2006 and 2005, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2008 through December 31, 2012 is as follows:

Year Ended December 31,	Amount

2008	$4,464
2009	4,258
2010	4,052
2011	3,845
2012	3,639

11. Commercial Paper

The Company has a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 21).

The following table provides information regarding the Company's commercial paper program at December 31, 2007 and 2006:

	December 31,

	2007	2006

Commercial paper outstanding	$95,667	$95,020
Maturity range (days)	7 - 88	10 - 89
Interest rate range	4.80% - 5.48%	5.31%- 5.38%

12. Stockholder's Equity and Dividend Restrictions

At December 31, 2007 and 2006, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2007 and 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Year Ended December 31,

	2007	2006	2005

	(Unaudited)
Net income	$518,339	$280,875	$391,631
Capital and surplus	1,800,863	1,862,338	1,538,887

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. Dividends in the amount of $604,983, $249,395 and $221,358 were paid to the holder of the Company's common stock during the years ended December 31, 2007, 2006 and 2005, respectively.  In March 2008 the Company also paid a dividend in the amount of  $299,985.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2007 were $1,800,863 and $693,306, respectively. The Company may pay up to $693,306 (unaudited) of dividends during 2008 without the prior approval of the insurance commissioner.

13. Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$12,317	($4,311)	$8,006
Unrealized holding gains (losses) arising during the year	3,833	(1,342)	$2,491
Less: reclassification adjustment for gains (losses) realized in net income	3,098	(1,084)	2,014

Net unrealized gains (losses)	19,248	(6,737)	12,511
Reserve, DAC and VOBA adjustment	(4,013)	1,405	(2,608)

Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998

Other comprehensive income (loss)	$69,078	($24,177)	$44,901

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2006:

	Year Ended December 31, 2006

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	($7,805)	$2,732	($5,073)
Unrealized holding gains (losses) arising during the year	(52,398)	18,339	(34,059)
Less: reclassification adjustment for gains (losses) realized in net income	3,535	(1,237)	2,298

Net unrealized gains (losses)	(56,668)	19,834	(36,834)
Reserve, DAC and VOBA adjustment	19,785	(6,925)	12,860

Net unrealized gains (losses)	(36,883)	12,909	(23,974)
Employee benefit plan adjustment	1,521	(532)	989

Other comprehensive income (loss)	($35,362)	$12,377	($22,985)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2005:

	Year Ended December 31, 2005

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Net changes during the year related to cash flow hedges	$5,753	($2,014)	$3,739
Unrealized holding gains (losses) arising during the year	(256,982)	89,142	(167,840)
Less: reclassification adjustment for gains (losses) realized in net income	(3,474)	1,216	(2,258)

Net unrealized gains (losses)	(254,703)	88,344	(166,359)
Reserve, DAC and VOBA adjustment	63,393	(22,314)	41,079

Net unrealized gains (losses)	(191,310)	66,030	(125,280)
Employee benefit plan adjustment	(15,897)	5,564	(10,333)

Other comprehensive income (loss)	($207,207)	$71,594	($135,613)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

14. Net Investment Income and Realized Gains (Losses) on Investments

The following table summarizes net investment income for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Investment income:
Fixed maturity and short-term investments	$782,013	$780,272	$722,441
Equity investments	2,260	5,794	11,818
Mortgage loans on real estate	66,994	79,316	92,239
Policy loans	205,772	208,511	202,944
Limited partnership interests	10,887	13,818	6,428
Interest on funds withheld balances under reinsurance agreements	21,199	49,952	56,616
Change in fair value of an embedded derivative contained in a reinsurance agreement	(5,521)	(18,986)	(24,346)
Other, including interest income from related parties of $5,240, $22,505 and $32,723	71,734	6,986	(7,691)

	1,155,338	1,125,663	1,060,449
Investment expenses	(15,797)	(15,527)	(16,368)

Net investment income	$1,139,541	$1,110,136	$1,044,081

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Net realized gains (losses):
Fixed maturity and short-term investments	($9,570)	($8,978)	($17,377)
Equity investments	(48)	(2,768)	24,972
Mortgage loans on real estate	3,202	2,725	(3,375)
Limited partnership interests	(38)	(835)	'
Other	590	(123)	(200)
Provision for mortgage impairments, net of recoveries	3,836	514	14,677

Net realized gains (losses) on investments	($2,028)	($9,465)	$18,697

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $373,244, $373,278 and $351,149 for the years ended December 31, 2007, 2006 and 2005, respectively. The amounts of net realized losses allocated to the participating fund account were $4,669, $12,465 and $3,300 for the years ended December 31, 2007, 2006 and 2005, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

15. General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Compensation	$281,670	$251,345	$231,806
Commissions	128,003	103,488	61,998
Premium and other taxes	21,366	19,209	13,302
Capitalization of DAC	(73,062)	(60,186)	(50,437)
Rent, net of sublease income	5,752	7,873	5,579
Other	68,697	45,586	31,833

Total general insurance expenses	$432,426	$367,315	$294,081

16. Employee Benefit Plans

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status (i.e., the difference between the fair value of plan assets and the projected benefit obligations for the Defined Benefit Pension Plan or the accumulated post retirement benefit obligation for the Post Retirement Medical Plan) of its pension plan and post retirement medical plan beginning in its December 31, 2006 statement of financial position, with a corresponding adjustment to accumulated other comprehensive income, net of tax. The adjustment to accumulated other comprehensive income at adoption represents the net unrecognized actuarial losses, unrecognized prior service costs and unrecognized transition obligation remaining from the initial adoption of Statement of Financial Accounting Standards No. 87, 'Employer's Accounting for Pensions' ('SFAS No. 87') all of which were previously netted against the plan's funded status in the Company's statement of financial position pursuant to the provisions of SFAS No. 87. These amounts will be subsequently recognized as net periodic pension cost pursuant to the Company's historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic pension cost in the same periods will be recognized as a component of other comprehensive income. Those amounts will be subsequently recognized as a component of net periodic pension cost on the same basis as the amounts recognized in accumulated other comprehensive income at the time of adoption of SFAS No. 158.

Defined Benefit Pension and Post Retirement Medical Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Pension benefits are based principally on an employee's years of service and compensation levels near retirement. The Company's policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post Retirement Medical Plan (the 'medical plan') that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

During December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the 'Act') was signed into law. Under the Act, which took effect on January 1, 2006, employers who sponsor postretirement plans that provide for a prescription drug benefit under Medicare Part D may be entitled to a subsidy payment. In conjunction with the effect of this legislation, the Company amended its post retirement medical plan, whereby it eliminated the provision of medical benefits for retired employees once

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

they become Medicare eligible. The adoption of the amendment resulted in a reduction of the Company's estimated post retirement medical plan benefit obligation in the amount of $34,965 on January 1, 2006.

A November 30 measurement date is used for the Defined Benefit Pension and Post Retirement Medical plans. Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets, and the under funded status for the Company's Defined Benefit Pension and Post Retirement Medical plans as of the years ended December 31, 2007 and 2006:

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Change in projected benefit obligation:
Benefit obligation, January 1	$300,773	$275,646	$25,647	$23,923
Service cost	9,685	9,406	2,050	1,851
Interest cost	17,293	15,970	1,489	1,309
Actuarial (gain) loss	(41,275)	6,166	(2,007)	(433)
Benefits paid	(8,230)	(7,463)	(971)	(1,003)
Plan change	'	1,048	'	'

Benefit obligation, December 31	$278,246	$300,773	$26,208	$25,647

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007		2006

Change in plan assets:
Value of plan assets, January 1	$256,533	$208,753	$	'	$	'
Actual return on plan assets	22,849	19,243		'		'
Employer contributions	3,300	36,000		971		1,003
Benefits paid	(8,230)	(7,463)		(971)		(1,003)

Value of plan assets, December 31	$274,452	$256,533	$	'	$	'

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Funded (under funded) status at December 31	($3,794)	($44,240)	($26,208)	($25,647)

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	2007	2006	2007	2006

Amounts recognized in consolidated balance sheets:
Prepaid benefit cost (accrued benefit liability)	($3,794)	($44,240)	($51,663)	($52,171)
Accumulated other comprehensive income	(11,674)	(59,213)	25,455	26,523

The accumulated benefit obligation for the Defined Benefit Pension Plan was $260,147 and $279,828 at December 31, 2007 and 2006, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2007:

	Defined Benefit Pension Plan		Post Retirement Medical Plan

	Gross	Net of tax	Gross	Net of tax

Net gain (loss)	($16,531)	($10,745)	($8,154)	($5,300)
Net prior service (cost) credit	(1,199)	(779)	33,609	21,846
Net transition asset (obligation)	6,056	3,937	'	'

	($11,674)	($7,587)	$25,455	$16,546

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2008:

	Defined Benefit Pension Plan				Post Retirement Medical Plan

	Gross		Net of tax		Gross	Net of tax

Net gain (loss)	$	'	$	'	($408)	($266)
Net prior service (cost) credit		(218)		(142)	3,727	2,423
Net transition asset (obligation)		1,514		984	'	'

		$1,296		$842	$3,319	$2,157

The expected benefit payments for the Company's Defined Benefit Pension and Post Retirement Medical Plans for the years indicated are as follows:

	Defined Benefit Pension Plan	Post Retirement Medical Plan

2008	$9,626	$986
2009	10,403	1,164
2010	11,019	1,378
2011	12,046	1,652
2012	13,380	1,875
2013 through 2017	87,195	14,060

Net periodic (benefit) cost of the Defined Benefit Pension Plan and the Post Retirement Medical Plan included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components.

	Defined benefit pension plan

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$9,685	$9,406	$8,498
Interest cost	17,293	15,970	14,537
Expected return on plan assets	(20,166)	(16,835)	(15,610)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	218	462	632
Amortization of loss from earlier periods	4,877	5,447	4,035

Net periodic (benefit) cost	$10,393	$12,936	$10,578

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	Post Retirement Medical Plan

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$2,050	$1,851	$2,385
Interest cost	1,489	1,309	2,421
Expected return on plan assets	'	'	'
Amortization of transition obligation	'	'	'
Amortization of unrecognized prior service cost	(3,727)	(3,727)	(1,868)
Amortization of loss from earlier periods	651	633	532

Net periodic (benefit) cost	$463	$66	$3,470

The following table presents the assumptions used in determining benefit obligations of the Defined Benefit Pension Plan and the Post Retirement Medical Plan for the years ended December 31, 2007, 2006 and 2005:

	Defined Benefit Pension Plan

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	3.19%	3.19%	3.19%

	Post Retirement Medical Plan

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post Retirement Medical Plan. For measurement purposes, a 9.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

	One percentage point increase	One percentage point decrease

Increase (decrease) on total service and interest cost on components	$4,058	($3,098)
Increase (decrease) on post-retirement benefit obligation	519	(441)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents how the Company's Defined Benefit Pension Plan assets are invested at December 31, 2007 and 2006:

	December 31,

	2007	2006

Equity securities	73%	70%
Debt securities	25%	28%
Other	2%	2%

Total	100%	100%

The following table presents the Company's target allocation for invested Defined Benefit Pension Plan assets at December 31, 2008:

December 31, 2008

Equity securities	70%
Debt securities	25%
Other	5%

Total	100%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2008. The Company made a contribution in the amount of $3,300 to its Defined Benefit Pension Plan during the year ended December 31, 2007. The Company expects to contribute approximately $986 to its Post Retirement Medical Plan during the year ended December 31, 2008.

The investment objective of the Defined Benefit Pension Plan is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

Supplemental executive retirement plan - The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The Company's expense for these plans was $4,869, $4,942 and $3,732 for the years ended December 31, 2007, 2006 and 2005, respectively. The liability associated with these plans was $41,676 and $46,084 at December 31, 2007 and 2006, respectively, and is included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize changes in the benefit obligations, plan assets and funded status for the Company's Supplemental Executive Retirement Plans for the years ended December 31, 2007 and 2006:

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Change in projected benefit obligation:
Benefit obligation, January 1	$46,085	$45,771
Service cost	1,044	964
Interest cost	2,589	2,565
Actuarial (gain) loss	(6,136)	(1,270)
Benefits paid	(1,906)	(1,946)

Benefit obligation, December 31	$41,676	$46,084

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Change in plan assets:
Fair value of plan assets, January 1	$ '	$ '
Employer contributions	1,906	1,946
Benefits paid	(1,906)	(1,946)

Fair value of plan assets, December 31	$ '	$ '

	Supplemental Executive Retirement Plan

	December 31,

	2007	2006

Underfunded status	($41,676)	($46,084)
Accumulated other comprehensive expense (income)	(123)	219

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2007:

	Gross	Net of tax

Net gain (loss)	($283)	($184)
Net prior service (cost) credit	(7,085)	(4,606)

	($7,368)	($4,790)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs for the Supplemental Executive Retirement Plans during the year ended December 31, 2008:

	Gross	Net of tax

Net gain (loss)	$250	$162
Net prior service (cost) credit	986	642

	$1,236	$804

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The expected benefit payments for the Company's Supplemental Executive Retirement Plans for the years indicated are estimated as follows:

2008	$1,768
2009	2,058
2010	2,230
2011	2,483
2012	2,478
2013 through 2017	16,293

Net periodic cost of the Supplemental Executive Retirement Plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, includes the following components:

	Year Ended December 31,

	2007	2006	2005

Components of net periodic (benefit) cost:
Service cost	$1,044	$964	$818
Interest cost	2,589	2,564	2,147
Amortization of unrecognized prior service cost	986	1,024	598
Amortization of loss from earlier periods	250	390	169

Net periodic cost	$4,869	$4,942	$3,732

The following table presents the assumptions used in determining benefit obligations for the Supplemental Executive Retirement Plans for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,

	2007	2006	2005

Discount rate	6.75%	5.75%	5.75%
Rate of compensation increase	6.00%	6.00%	6.00%

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan, which provides eligible participants with the opportunity to defer up to 50% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2007, 2006 and 2005 were $9,573, $8,825 and $8,153, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $17,934 and $18,495 at December 31, 2007 and 2006, respectively. The participant deferrals earned interest at the average rates of 6.50% and 6.49% during the years ended December 31, 2007 and 2006, respectively. The interest rate is based on the Moody's Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.41% to 8.30% for retired participants. Interest expense related to this plan was $1,261, $1,295 and $1,199 for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in general insurance expenses in the consolidated statements of income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program. Under this program, participants may defer compensation and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Effective January 1, 2005, this program no longer accepted participant deferrals. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $5,257 and $5,658 at December 31, 2007 and 2006, respectively. The participant deferrals earned interest at the average rate of 4.6% and 4.5% during the years ended December 31, 2007 and 2006, respectively. The interest rate is based on an annual rate determined by the Company. The interest expense related to this plan was $258, $269 and $282 for the years ended December 31, 2007, 2006 and 2005, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $14,533 and $12,531 at December 31, 2007 and 2006, respectively. Unrealized gains on invested participant deferrals were $997, $1,556 and $542 for the years ended December 31, 2007, 2006 and 2005, respectively.

17. Federal Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,

	2007	2006	2005

Current	$60,813	$35,892	$52,304
Deferred	57,978	36,711	14,241

Total income tax provision	$118,791	$72,603	$66,545

The following table presents a reconciliation between the statutory federal income tax rate and the Company's effective federal income tax rate from continuing operations for the years ended December 31, 2007, 2006 and 2005:

	2007	2006	2005

Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Reduction in tax contingency	'	(1.8%)	(0.5%)
Investment income not subject to federal tax	(1.6%)	(2.5%)	(2.3%)
Tax credits	(2.8%)	(4.8%)	(4.6%)
State income taxes net of federal benefit	0.5%	0.7%	0.9%
Other, net	2.0%	1.6%	(1.6%)

Effective federal income tax rate from continuing operations	33.1%	28.2%	26.9%

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company recognized approximately an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings, $4,505 was accounted for as a reduction to a liability previously accounted for under Statement of Financial Accounting Standards No. 5 'Accounting for Contingencies', and a $76,727 increase related to temporary items. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Balance, January 1, 2007	$87,427
Additions for tax positions in the current year	3,957
Additions for tax positions in prior years	21,749
Reductions for tax positions in prior years	(51,847)

Balance, December 31, 2007	$61,286

Included in the unrecognized tax benefits of $61,286 at December 31, 2007 was $4,086 of tax benefits that, if recognized, would increase the annual effective tax rate.

The Company recognizes interest and accrues penalties related to unrecognized tax benefits in current income tax expense. During the year ended December 31, 2007, the Company recognized approximately $1,300 in interest and penalties related to the uncertain tax positions. The Company had accrued approximately $5,632 for the payment of interest and penalties at December 31, 2007.

During the current year, the Company executed closing agreements with the Internal Revenue Service (the 'IRS') for all federal examinations on tax years 1994 through 2004. Tax years 2005 and 2006 are still open to federal examination by the IRS. The Company is not currently under federal examination. The Company does not expect significant increases or decreases to the unrecognized tax benefits in 2008. Also, the Company does not expect significant increases or decreases relating to state and local audits.

The Company has reduced its liability for tax contingencies in each of the last three years due to the completion of Internal Revenue Service examinations.

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2007 and 2006, are as follows:

	December 31,

	2007			2006

	Deferred Tax Asset		Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability

Policyholder reserves	$	'	$45,769	$97,442	$	'
Deferred acquisition costs		'	55,363	'		39,917
Investment assets		'	39,351	'		93,596
Policyholder dividends		29,942	'	29,939		'
Net operating loss carryforward		208,714	'	172,709		'
Other		57,375	'	'		2,781

Total deferred taxes		$296,031	$140,483	$300,090		$136,294

Amounts presented for investment assets above include $(3,082) and $4,329 related to the unrealized (gains) losses on the Company's fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2007 and 2006, respectively.

The Company, together with certain of its subsidiaries, and GWL&A Financial have entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis. Certain other subsidiaries file their federal income tax returns separately.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the GWL&A Financial consolidated federal income tax return. As of December 31, 2007, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount

2025	$371,058
2026	113,001
2027	112,267

Total	$596,326

Included in due from parent and affiliates at December 31, 2007 and 2006 is $31,376 and ($14,707), respectively, of income taxes receivable (payable) to GWL&A Financial related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2007 and 2006 is $135 and $12,034 of income taxes payable in other liabilities related to the separate federal income tax returns filed by certain subsidiaries and other state income tax receivables.

18. Segment Information

The Company has three business segments: Individual Markets, Retirement Services and Other. The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life. The Retirement Services segment provides enrollment services, communication materials, various investment options and education services to employer-sponsored defined contribution and voluntary 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers. The Company's Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has its own unique distribution channels.
On January 1, 2007, the Company's business segments were redefined from prior periods whereby the Individual Markets and Retirement Services segments (formerly combined as the Company's Financial Services segment) were identified and reported separately. As discussed in Note 2, substantially all of the Company's former Healthcare segment has been reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment. The Company will retain a small portion of its Healthcare business and will report it within its Individual Markets segment. The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the business segments are the same as those described in Note 1. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. All material inter-segment transactions and balances have been eliminated in consolidation.

The Company's operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2007:

	Year Ended December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	($1,027,417)	$4,729	$165,421	($857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains on investments	(8,081)	4,885	1,168	(2,028)

Total revenue	(206,926)	748,955	201,482	743,511

Benefits and expenses:
Benefits	(577,592)	224,413	128,315	(224,864)
Expenses	190,721	338,677	80,311	609,709

Total benefits and expenses	(386,871)	563,090	208,626	384,845

Net operating income (loss) before income taxes	179,945	185,865	(7,144)	358,666
Income taxes	59,863	58,474	454	118,791

Net income (loss) from continuing operations	$120,082	$127,391	($7,598)	$239,875

	December 31, 2007

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$11,157,282	$5,899,077	$2,326,324	$19,382,683
Other assets	1,204,911	637,061	251,227	2,093,199
Separate account assets	4,607,371	13,482,613	'	18,089,984

Assets from continuing operations	16,969,564	20,018,751	2,577,551	39,565,866
Assets from discontinued operations				724,766

Total assets	$16,969,564	$20,018,751	$2,577,551	$40,290,632

The following tables summarize segment financial information for the year ended and as of December 31, 2006:

	Year Ended December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$446,662	$10,661	$125,129	$582,452
Fee income	42,780	293,784	4,808	341,372
Net investment income	766,350	304,139	39,647	1,110,136
Net realized gains on investments	(3,561)	(5,105)	(799)	(9,465)

Total revenue	1,252,231	603,479	168,785	2,024,495

Benefits and expenses:
Benefits	1,010,613	194,928	115,180	1,320,721
Expenses	100,845	274,223	72,061	447,129

Total benefits and expenses	1,111,458	469,151	187,241	1,767,850

Net operating income (loss) before income taxes	140,773	134,328	(18,456)	256,645
Income taxes	48,648	30,181	(6,226)	72,603

Net income (loss) from continuing operations	$92,125	$104,147	($12,230)	$184,042

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

	December 31, 2006

	Individual Markets	Retirement Services	Other	Total

Assets:
Investments	$12,443,617	$6,243,185	$3,097,773	$21,784,575
Other assets	1,492,304	748,715	371,501	2,612,520
Separate account assets	3,803,591	12,486,383	'	16,289,974

Assets from continuing operations	17,739,512	19,478,283	3,469,274	40,687,069
Assets from discontinued operations				794,785

Total assets	$17,739,512	$19,478,283	$3,469,274	$41,481,854

The following tables summarize segment financial information for the year ended December 31, 2005:

	Year Ended December 31, 2005

	Individual Markets	Retirement Services	Other	Total

Revenue:
Premium income	$473,071	$6,277	$166,688	$646,036
Fee income	40,174	258,064	4,723	302,961
Net investment income	754,377	277,121	12,583	1,044,081
Net realized gains on investments	16,334	7,059	(4,696)	18,697

Total revenue	1,283,956	548,521	179,298	2,011,775

Benefits and expenses:
Benefits	1,052,039	185,714	166,337	1,404,090
Expenses	99,692	237,214	23,099	360,005

Total benefits and expenses	1,151,731	422,928	189,436	1,764,095

Net operating income (loss) before income taxes	132,225	125,593	(10,138)	247,680
Income taxes	37,152	32,161	(2,768)	66,545

Net income (loss) from continuing operations	$95,073	$93,432	($7,370)	$181,135

19. Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the 'Lifeco plan') that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the market price of the shares on the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements. Generally, options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant.

The Company adopted the provisions of SFAS No. 123R on January 1, 2006, applying the modified prospective transition method of adoption; accordingly, the results of prior years have not been restated. Prior to January 1, 2006, the Company accounted for share-based payment awards under the recognition and measurement provisions of APB No. 25 and the related interpretations, as permitted by SFAS No. 123. During the years ended December 31, 2007 and 2006, the Company recognized $3,816 and $4,525, respectively, in its consolidated statements of income related to share-based compensation expense which is included in general insurance expenses in the consolidated statements of income. No share-based compensation cost was recognized in the consolidated statement of income during the year ended December 31, 2005 since the stock options granted prior to adoption of SFAS No. 123R had exercise prices equal to the market value of the underlying Lifeco common stock on the date of grant.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Under the modified prospective transition method, share-based compensation cost related to the unvested portion of awards outstanding at the time of adoption of SFAS No. 123R is recognized in earnings rateably over the future vesting periods of the awards. For share-based compensation awards that are granted or modified after the adoption of SFAS No. 123R, compensation cost is recognized in earnings using the accelerated attribution method permitted under SFAS No. 123R.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them post retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time. At December 31, 2007, the Company had $6,663, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2014. The weighted average period over which these costs will be recognized in earnings is 2.3 years.

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2007. The options granted relate to stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average

	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value [1]

Outstanding, January 1, 2007	4,906,603	$14.82
Granted	760,000	37.50
Exercised	(1,118,492)	13.47

Outstanding, December 31, 2007	4,548,111	21.85	4.9	$64,034

Vested and expected to vest, December 31, 2007	4,480,821	$21.78	4.9	$63,422

Exercisable, December 31, 2007	3,115,211	$16.96	4.0	$59,107

1 The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2007 and the exercise price of the option multiplied by the number of options.

The following table illustrates the proforma effect on net income for the year ended December 31, 2005 as if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation:

Year Ended December 31, 2005

Net income, as reported	$371,555
Less: compensation for fair value of stock options, net of related income tax effect	(3,061)

Proforma net income	$368,494

As a result of adopting SFAS No. 123R, the Company's income before income taxes and net income were lower by $3,816 and $3,366, respectively, for the year ended December 31, 2007 and by $4,525 and $4,038, respectively, for the year ended December 31, 2006 than if it had continued to account for share-based compensation under APB No. 25. The adoption of SFAS No. 123R did not have an effect on the Company's cash flow. The cash proceeds from the exercise of stock options are received and retained by Lifeco.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents other information regarding options under the Lifeco plan during the year ended December 31, 2007:

Year Ended December 31, 2007

Weighted average fair value of options granted	$7.46
Intrinsic value of options exercised [1]	$23,432
Fair value of options vested	$3,440

1 The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of each option granted during the year was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Dividend yield	2.84%
Expected volitility	19.06%
Risk free interest rate	4.02%
Expected duration (years)	7.9

20. Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space. The following table shows, as of December 31, 2007, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2008 through 2012 and thereafter:

Year Ended December 31,	Related Party Notes		Operating Leases	Total Contractual Obligations

2008	$	'	$26,481	$26,481
2009		'	26,534	26,534
2010		'	12,011	12,011
2011		'	3,780	3,780
2012		'	2,254	2,254
Thereafter		528,400	'	528,400

21. Commitments and Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company's consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2010. Interest accrues at a rate dependent upon various conditions and terms of borrowings. The agreement requires the Company to maintain a minimum adjusted net worth of $900,000 plus 50% of its net income, if positive (both compiled by the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2005. The Company had no borrowings under the credit facility at either December 31, 2007 or 2006 and was in compliance with all covenants.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company makes commitments to fund partnership interests and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2007 and 2006 were $97,201 and $65,267, respectively, all of which is due within one year from the dates indicated.

In connection with certain acquisitions, the Company agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. The contingent consideration obligations are not considered contractual obligations and are not accrued for prior to the attainment of the objectives. Any such contingent payments will be considered as additional purchase consideration and will result in an adjustment to the purchase price allocation in the period in which the contingency is resolved.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2007

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$143,839	$252,984	$ '	$396,823
Future policy benefits, losses, claims and expenses	11,044,711	5,990,779	277,220	17,312,710
Unearned premium reserves	63,985	'	'	63,985
Other policy claims and benefits payable	852,505	267	'	852,772
Premium income	(1,027,417)	4,729	165,421	(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	'	128,575
Other operating expenses	86,376	314,447	80,311	481,134

	As of and for the year ended December 31, 2006

Operations:	Individual Markets	Retirement Services	Other	Total

Deferred acquisition costs	$217,735	$233,480	$ '	$451,215
Future policy benefits, losses, claims and expenses	12,840,101	6,067,691	221,092	19,128,884
Unearned premium reserves	58,687	'	'	58,687
Other policy claims and benefits payable	879,971	76	'	880,047
Premium income	446,662	10,661	125,129	582,452
Net investment income	766,350	304,139	39,647	1,110,136
Benefits, claims, losses and settlement expenses	1,010,613	194,928	115,180	1,320,721
Amortization of deferred acquisition costs	23,785	20,739	'	44,524
Other operating expenses	77,060	253,484	72,061	402,605

	For the year ended December 31, 2005

Operations:	Individual Markets	Retirement Services	Other	Total

Premium income	$473,071	$6,277	$166,688	$646,036
Net investment income	754,377	277,121	12,583	1,044,081
Benefits, claims, losses and settlement expenses	1,052,039	185,714	166,337	1,404,090
Amortization of deferred acquisition costs	26,824	24,482	'	51,306
Other operating expenses	72,868	212,732	23,099	308,699

Maxim Series Account of
Great-West Life & Annuity
Insurance Company

Financial Statements for the Years Ended
December 31, 2007 and 2006
and Report of Independent Registered Public
Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Contract Owners of
Maxim Series Account of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of Maxim Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) comprising the investment divisions as disclosed in Appendix A as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note 5 for each of the five years in the period then ended. We have also audited the statement of changes in net assets for the year ended December 31, 2006, and the financial highlights for the periods presented in the period ended December 31, 2006, of Maxim Growth Index Portfolio and Maxim Value Index Portfolio, investment divisions of the Series Account. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2007, the results of their operations for the periods presented, the changes in their net assets for the periods presented, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 24, 2008

MAXIM SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY

APPENDIX A

Separate Account	Investment Division

Maxim Series I	Maxim Money Market Portfolio
Maxim Stock Index Portfolio

Maxim Series II	Maxim Money Market Portfolio
Maxim Stock Index Portfolio
Maxim U.S. Government Securities Portfolio

Maxim Series III	Dreyfus Stock Index Fund
Fidelity VIP Contrafund Portfolio
Janus Aspen Flexible Bond Portfolio
Maxim Aggressive Profile I Portfolio
Maxim Ariel MidCap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio
Maxim Bond Index Portfolio
Maxim Conservative Profile I Portfolio
Maxim Index 600 Portfolio
Maxim INVESCO ADR Portfolio
Maxim Loomis Sayles Bond Portfolio
Maxim Moderate Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio
Maxim Money Market Portfolio
Maxim Stock Index Portfolio
Maxim T. Rowe Price Equity/Income Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Trusco Small-Cap Growth Portfolio
Maxim U.S. Government Securities Portfolio
Neuberger Berman AMT Partners Portfolio
Templeton FTVIPT Foreign Securities Portfolio

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	TOTAL MAXIM SERIES I ACCOUNT

			(Memoranda Only)
Maxim Series I Account:

ASSETS:
Investments at market value (1)	$7,970	$17,475	$25,445
Investment income due and accrued	3		3

Total assets	7,973	17,475	25,448

LIABILITIES:
Due to Great West Life & Annuity Insurance Company	1	3	4

Total liabilities	1	3	4

NET ASSETS	$7,972	$17,472	$25,444

NET ASSETS REPRESENTED BY:
Accumulation units	$7,972	$17,472	$25,444

ACCUMULATION UNITS OUTSTANDING	284	171

UNIT VALUE (ACCUMULATION)	$28.07	$102.18

(1) Cost of investments:	$7,970	$22,464	$30,434
Shares of investments:	7,970	805

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	TOTAL MAXIM SERIES II ACCOUNT

				(Memoranda Only)
Maxim Series II Account:

ASSETS:
Investments at market value (1)	$1,172,574	$8,005,743	$3,014,215	$12,192,532
Investment income due and accrued	378			378
Due from Great West Life & Annuity Insurance Company		27,965	5,182	33,147

Total assets	1,172,952	8,033,708	3,019,397	12,226,057

LIABILITIES:
Redemptions payable	4	8,148	101	8,253
Due to Great West Life & Annuity Insurance Company	213	1,549	574	2,336

Total liabilities	217	9,697	675	10,589

NET ASSETS	$1,172,735	$8,024,011	$3,018,722	$12,215,468

NET ASSETS REPRESENTED BY:
Accumulation units	$1,172,735	$7,891,598	$2,943,308	$12,007,641
Contracts in payout phase		132,413	75,414	207,827

NET ASSETS	$1,172,735	$8,024,011	$3,018,722	$12,215,468

ACCUMULATION UNITS OUTSTANDING	53,844	95,948	80,408

UNIT VALUE (ACCUMULATION)	$21.78	$82.25	$36.60

(1) Cost of investments:	$1,172,574	$6,481,760	$3,038,675	$10,693,009
Shares of investments:	1,172,574	368,758	255,010

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO

Maxim Series III Account:

ASSETS:
Investments at market value (1)	$767,915	$204,753	$138,498	$77,977	$625,221	$216,072
Investment income due and accrued	3,655				57	713
Purchase payments receivable	125		25

Due from Great West Life & Annuity Insurance Company

Total assets	771,695	204,753	138,523	77,977	625,278	216,785

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	53	2,751	9	13	107	37

Total liabilities	53	2,751	9	13	107	37

NET ASSETS	$771,642	$202,002	$138,514	$77,964	$625,171	$216,748

NET ASSETS REPRESENTED BY:
Accumulation units	$771,642	$179,887	$138,514	$77,964	$625,171	$216,748
Contracts in payout phase		22,115

NET ASSETS	$771,642	$202,002	$138,514	$77,964	$625,171	$216,748

ACCUMULATION UNITS OUTSTANDING	59,874	8,005	8,958	4,245	16,199	5,959

UNIT VALUE (ACCUMULATION)	$12.89	$22.47	$15.46	$18.37	$38.59	$36.37

(1) Cost of investments:	$611,331	$212,535	$143,735	$79,837	$547,734	$231,977
Shares of investments:	20,532	7,339	12,085	6,792	27,788	18,854

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO

Maxim Series III Account:

ASSETS:
Investments at market value (1)	$122,655	$9,050	$367,098	$485,817	$207,253	$330,165
Investment income due and accrued			132
Purchase payments receivable

Due from Great West Life & Annuity Insurance Company

Total assets	122,655	9,050	367,230	485,817	207,253	330,165

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	21	2	64	731	35	57

Total liabilities	21	2	64	731	35	57

NET ASSETS	$122,634	$9,048	$367,166	$485,086	$207,218	$330,108

NET ASSETS REPRESENTED BY:
Accumulation units	$122,634	$9,048	$367,166	$479,810	$207,218	$330,108
Contracts in payout phase				5,276

NET ASSETS	$122,634	$9,048	$367,166	$485,086	$207,218	$330,108

ACCUMULATION UNITS OUTSTANDING	10,096	595	11,275	17,739	6,917	19,301

UNIT VALUE (ACCUMULATION)	$12.15	$15.21	$32.56	$27.05	$29.96	$17.10

(1) Cost of investments:	$124,166	$9,380	$358,755	$486,417	$211,242	$320,326
Shares of investments:	9,620	895	38,041	27,278	16,514	30,346

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO

Maxim Series III Account:

ASSETS:
Investments at market value (1)	$108,169	$85,945	$1,215,554	$1,080,906	$1,647,693	$324,599
Investment income due and accrued			391
Purchase payments receivable

Due from Great West Life & Annuity Insurance Company

Total assets	108,169	85,945	1,215,945	1,080,906	1,647,693	324,599

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	19	15	175	187	3,381	2,029

Total liabilities	19	15	175	187	3,381	2,029

NET ASSETS	$108,150	$85,930	$1,215,770	$1,080,719	$1,644,312	$322,570

NET ASSETS REPRESENTED BY:
Accumulation units	$108,150	$85,930	$1,215,770	$1,080,719	$1,618,469	$306,507
Contracts in payout phase					25,843	16,063

NET ASSETS	$108,150	$85,930	$1,215,770	$1,080,719	$1,644,312	$322,570

ACCUMULATION UNITS OUTSTANDING	6,027	5,535	90,744	34,421	64,979	11,445

UNIT VALUE (ACCUMULATION)	$17.94	$15.52	$13.40	$31.40	$24.91	$26.78

(1) Cost of investments:	$104,752	$85,288	$1,215,554	$1,208,061	$1,528,810	$308,639
Shares of investments:	9,719	8,385	1,215,554	49,788	87,364	17,257

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO	TOTAL MAXIM SERIES III ACCOUNT

					(Memoranda Only)
Maxim Series III Account:

ASSETS:
Investments at market value (1)	$312,159	$88,470	$643,414	$540,712	$9,600,095
Investment income due and accrued					4,948
Purchase payments receivable			50	50	250

Due from Great West Life & Annuity Insurance Company

Total assets	312,159	88,470	643,464	540,762	9,605,293

LIABILITIES:
Redemptions payable
Due to Great West Life & Annuity Insurance Company	54	15	44	37	9,836

Total liabilities	54	15	44	37	9,836

NET ASSETS	$312,105	$88,455	$643,420	$540,725	$9,595,457

NET ASSETS REPRESENTED BY:
Accumulation units	$312,105	$88,455	$643,420	$540,725	$9,526,160
Contracts in payout phase					69,297

NET ASSETS	$312,105	$88,455	$643,420	$540,725	$9,595,457

ACCUMULATION UNITS OUTSTANDING	11,090	4,843	36,179	27,762

UNIT VALUE (ACCUMULATION)	$28.14	$18.26	$17.78	$19.48

(1) Cost of investments:	$315,588	$89,315	$550,992	$392,104	$9,136,538
Shares of investments:	16,082	7,485	30,978	26,274

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	TOTAL MAXIM SERIES I ACCOUNT

			(Memoranda Only)
Maxim Series I Account:

INVESTMENT INCOME:
Dividends	$362	$235	$597

EXPENSES:
Mortality and expense risk	98	220	318

NET INVESTMENT INCOME	264	15	279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares		(98)	(98)
Realized gain distributions		1,220	1,220

Net realized gain		1,122	1,122

Change in net unrealized depreciation on investments		(509)	(509)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$264	$628	$892

INVESTMENT INCOME RATIO (2007)	4.61%	1.34%

INVESTMENT INCOME RATIO (2006)	4.48%	1.34%

INVESTMENT INCOME RATIO (2005)	2.63%	1.26%

INVESTMENT INCOME RATIO (2004)	0.94%	1.43%

INVESTMENT INCOME RATIO (2003)	0.69%	1.23%

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	TOTAL MAXIM SERIES II ACCOUNT

				(Memoranda Only)
Maxim Series II Account:

INVESTMENT INCOME:
Dividends	$56,875	$116,457	$152,293	$325,625

EXPENSES:
Mortality and expense risk	16,336	127,599	47,871	191,806

NET INVESTMENT INCOME (LOSS)	40,539	(11,142)	104,422	133,819

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares		(660,259)	(11,441)	(671,700)
Realized gain distributions		579,489		579,489

Net realized loss		(80,770)	(11,441)	(92,211)

Change in net unrealized appreciation (depreciation) on investments		460,387	67,201	527,588

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,539	$368,475	$160,182	$569,196

INVESTMENT INCOME RATIO (2007)	4.62%	1.28%	4.45%

INVESTMENT INCOME RATIO (2006)	4.48%	1.26%	4.75%

INVESTMENT INCOME RATIO (2005)	2.68%	1.23%	4.25%

INVESTMENT INCOME RATIO (2004)	0.92%	1.38%	4.08%

INVESTMENT INCOME RATIO (2003)	0.73%	1.20%	4.16%

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO

Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$13,178	$1,831	$6,416	$887	$3,328	$1,345

EXPENSES:
Mortality and expense risk	3,810	2,484	670	926	8,931	3,139

NET INVESTMENT INCOME (LOSS)	9,368	(653)	5,746	(39)	(5,603)	(1,794)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	2,536	19,776	(2,053)	297	24,995	6,691
Realized gain distributions		48,875		7,581	28,275	20,227

Net realized gain (loss)	2,536	68,651	(2,053)	7,878	53,270	26,918

Change in net unrealized appreciation (depreciation) on investments	22,262	(36,508)	4,745	(4,263)	(62,780)	(32,591)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,166	$31,490	$8,438	$3,576	$(15,113)	$(7,467)

INVESTMENT INCOME RATIO (2007)	1.73%	0.92%	4.78%	1.20%	0.47%	0.54%

INVESTMENT INCOME RATIO (2006)	1.70%	1.35%	4.84%	3.70%	0.56%	0.23%

INVESTMENT INCOME RATIO (2005)	1.63%	0.30%	5.02%	1.12%	0.48%	0.60%

INVESTMENT INCOME RATIO (2004)	1.81%	0.34%	5.59%	0.62%	0.26%	0.20%

INVESTMENT INCOME RATIO (2003)	1.52%	0.61%	4.43%	0.49%	0.18%	0.05%

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO

Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$2,947	$268	$2,750	$10,369	$15,899	$7,128

EXPENSES:
Mortality and expense risk	763	118	5,766	6,865	3,246	4,137

NET INVESTMENT INCOME (LOSS)	2,184	150	(3,016)	3,504	12,653	2,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(756)	374	28,386	53,325	38,698	9,762
Realized gain distributions		356	32,608	66,899	1,719	21,205

Net realized gain (loss)	(756)	730	60,994	120,224	40,417	30,967

Change in net unrealized appreciation (depreciation) on investments	2,109	(565)	(65,068)	(88,857)	(35,649)	(16,306)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,537	$315	$(7,090)	$34,871	$17,421	$17,652

INVESTMENT INCOME RATIO (2007)	4.83%	2.84%	0.60%	1.89%	6.12%	2.15%

INVESTMENT INCOME RATIO (2006)	4.31%	1.99%	0.46%	1.77%	5.05%	2.09%

INVESTMENT INCOME RATIO (2005)	3.94%	3.27%	0.54%	1.66%	6.49%	2.07%

INVESTMENT INCOME RATIO (2004)	4.18%	2.97%	0.38%	1.60%	7.52%	2.21%

INVESTMENT INCOME RATIO (2003)	4.34%	3.66%	0.21%	1.78%	6.20%	1.68%

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO

Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$2,195	$1,762	$66,970	$19,893	$29,943	$168

EXPENSES:
Mortality and expense risk	1,268	601	15,620	21,102	16,008	4,632

NET INVESTMENT INCOME (LOSS)	927	1,161	51,350	(1,209)	13,935	(4,464)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	932	153		(299,231)	50,884	46,839
Realized gain distributions	8,151	3,692		77,092	118,530	33,658

Net realized gain (loss)	9,083	3,845		(222,139)	169,414	80,497

Change in net unrealized appreciation (depreciation)on investments	(4,514)	(1,963)		345,506	(138,607)	(21,997)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,496	$3,043	$51,350	$122,158	$44,742	$54,036

INVESTMENT INCOME RATIO (2007)	2.16%	3.67%	4.63%	1.18%	1.74%	0.05%

INVESTMENT INCOME RATIO (2006)	1.87%	2.47%	4.54%	1.32%	1.59%	0.16%

INVESTMENT INCOME RATIO (2005)	1.86%	2.49%	2.67%	1.22%	1.55%

INVESTMENT INCOME RATIO (2004)	1.86%	2.59%	0.93%	1.35%	1.55%

INVESTMENT INCOME RATIO (2003)	3.29%	2.25%	0.75%	1.25%	1.66%

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO	TOTAL MAXIM SERIES III ACCOUNT

						(Memoranda Only)
Maxim Series III Account:

INVESTMENT INCOME:
Dividends	$		$4,477	$4,027	$10,302	$206,083

EXPENSES:
Mortality and expense risk		4,074	1,359	3,084	2,449	111,052

NET INVESTMENT INCOME (LOSS)		(4,074)	3,118	943	7,853	95,031

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		(3,742)	(3,315)	7,958	6,284	(11,207)
Realized gain distributions				63,006	21,333	553,207

Net realized gain (loss)		(3,742)	(3,315)	70,964	27,617	542,000

Change in net unrealized appreciation (depreciation) on investments		41,554	4,788	(20,834)	34,307	(75,231)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$33,738	$4,591	$51,073	$69,777	$561,800

INVESTMENT INCOME RATIO (2007)			4.12%	0.65%	2.10%

INVESTMENT INCOME RATIO (2006)			4.48%	0.74%	1.36%

INVESTMENT INCOME RATIO (2005)			4.21%	1.67%	1.67%

INVESTMENT INCOME RATIO (2004)			4.03%	0.01%	1.16%

INVESTMENT INCOME RATIO (2003)			4.20%		1.69%

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MONEY MARKET PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		TOTAL MAXIM SERIES I ACCOUNT

	2007	2006	2007	2006	2007	2006

					(Memoranda Only)	(Memoranda Only)
Maxim Series I Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$264	$245	$15	$14	$279	$259
Net realized gain			1,122	1,014	1,122	1,014
Change in net unrealized depreciation on investments			(509)	944	(509)	944

Increase in net assets resulting from operations	264	245	628	1,972	892	2,217

CONTRACT TRANSACTIONS:
Redemptions
Transfers, net
Contract maintenance charges	(9)	(10)	(20)	(21)	(29)	(31)

Decrease in net assets resulting from contract transactions	(9)	(10)	(20)	(21)	(29)	(31)

Total increase in net assets	255	235	608	1,951	863	2,186

NET ASSETS:
Beginning of period	7,717	7,482	16,864	14,913	24,581	22,395

End of period	$7,972	$7,717	$17,472	$16,864	$25,444	$24,581

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed	(1)		(1)		(2)

Net decrease	(1)	0	(1)	0	(2)	0

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MONEY MARKET PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series II Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$40,539	$40,133	$(11,142)	$(14,244)	$104,422	$131,951
Net realized loss			(80,770)	(232,972)	(11,441)	(16,336)
Change in net unrealized appreciation (depreciation) on investments			460,387	1,491,251	67,201	(10,710)

Increase in net assets resulting from operations	40,539	40,133	368,475	1,244,035	160,182	104,905

CONTRACT TRANSACTIONS:
Purchase payments			5,950	17,765	1,000	4,750
Redemptions	(236,724)	(266,257)	(1,995,408)	(2,186,738)	(744,525)	(711,313)
Transfers, net	129,025	144,346	(112,626)	(140,280)	(16,399)	(4,066)
Contract maintenance charges	(1,145)	(1,531)	(7,264)	(8,998)	(3,177)	(3,786)
Adjustments to net assets allocated to contracts in payout phase			8,492	2,904	(19,484)	16,332

Decrease in net assets resulting from contract transactions	(108,844)	(123,442)	(2,100,856)	(2,315,347)	(782,585)	(698,083)

Total decrease in net assets	(68,305)	(83,309)	(1,732,381)	(1,071,312)	(622,403)	(593,178)

NET ASSETS:
Beginning of period	1,241,040	1,324,349	9,756,392	10,827,704	3,641,125	4,234,303

End of period	$1,172,735	$1,241,040	$8,024,011	$9,756,392	$3,018,722	$3,641,125

CHANGES IN UNITS OUTSTANDING:
Units issued	6,052	7,965	327	995	(1,793)	775
Units redeemed	(11,086)	(13,919)	(25,662)	(32,188)	(21,394)	(21,748)

Net decrease	(5,034)	(5,954)	(25,335)	(31,193)	(23,187)	(20,973)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	TOTAL MAXIM SERIES II ACCOUNT

	2007	2006

	(Memoranda Only)	(Memoranda Only)
Maxim Series II Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$133,819	$157,840
Net realized loss	(92,211)	(249,308)
Change in net unrealized appreciation on investments	527,588	1,480,541

Increase in net assets resulting from operations	569,196	1,389,073

CONTRACT TRANSACTIONS:
Purchase payments	6,950	22,515
Redemptions	(2,976,657)	(3,164,308)
Transfers, net
Contract maintenance charges	(11,586)	(14,315)
Adjustments to net assets allocated to contracts in payout phase	(10,992)	19,236

Decrease in net assets resulting from contract transactions	(2,992,285)	(3,136,872)

Total decrease in net assets	(2,423,089)	(1,747,799)

NET ASSETS:
Beginning of period	14,638,557	16,386,356

End of period	$12,215,468	$14,638,557

CHANGES IN UNITS OUTSTANDING:
Units issued	4,586	9,735
Units redeemed	(58,142)	(67,855)

Net decrease	(53,556)	(58,120)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	DREYFUS STOCK INDEX FUND		FIDELITY VIP CONTRAFUND PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$9,368	$7,520	$(653)	$181	$5,746	$6,769
Net realized gain (loss)	2,536	1,959	68,651	36,407	(2,053)	(1,567)
Change in net unrealized appreciation (depreciation) on investments	22,262	81,734	(36,508)	(19,448)	4,745	58

Increase in net assets resulting from operations	34,166	91,213	31,490	17,140	8,438	5,260

CONTRACT TRANSACTIONS:
Purchase payments	21,561	16,237	3,250	6,237	2,645	7,139
Redemptions	(800)	(10,953)	(23,837)	(59,955)	(28,030)	(27)
Transfers, net	(4,197)	57,697	15,036	29,010	655	(21,955)
Contract maintenance charges	(130)	(131)	(89)	(126)	(18)
Adjustments to net assets allocated to contracts in payout phase			(2,716)

Increase (decrease) in net assets resulting from contract transactions	16,434	62,850	(8,356)	(24,834)	(24,748)	(14,843)

Total increase (decrease) in net assets	50,600	154,063	23,134	(7,694)	(16,310)	(9,583)

NET ASSETS:
Beginning of period	721,042	566,979	178,868	186,562	154,824	164,407

End of period	$771,642	$721,042	$202,002	$178,868	$138,514	$154,824

CHANGES IN UNITS OUTSTANDING:
Units issued	1,882	6,663	902	2,491	223	545
Units redeemed	(602)	(1,015)	(2,350)	(3,917)	(1,929)	(1,624)

Net increase (decrease)	1,280	5,648	(1,448)	(1,426)	(1,706)	(1,079)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO		MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(39)	$755	$(5,603)	$(5,091)	$(1,794)	$(2,733)
Net realized gain	7,878	4,893	53,270	73,258	26,918	25,140

Change in net unrealized appreciation (depreciation) on investments	(4,263)	536	(62,780)	(4,448)	(32,591)	3,914

Increase (decrease) in net assets resulting from operations	3,576	6,184	(15,113)	63,719	(7,467)	26,321

CONTRACT TRANSACTIONS:
Purchase payments	2,630	2,083	7,849	2,020	2,500	4,510
Redemptions			(53,913)	(151,610)	(7,950)	(24,927)
Transfers, net	13,122	33,018	(11,401)	(52,146)	(37,766)	(10,238)
Contract maintenance charges	(71)	(87)	(343)	(376)	(59)	(65)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	15,681	35,014	(57,808)	(202,112)	(43,275)	(30,720)

Total increase (decrease) in net assets	19,257	41,198	(72,921)	(138,393)	(50,742)	(4,399)

NET ASSETS:
Beginning of period	58,707	17,509	698,092	836,485	267,490	271,889

End of period	$77,964	$58,707	$625,171	$698,092	$216,748	$267,490

CHANGES IN UNITS OUTSTANDING:
Units issued	923	2,237	727	75	63	267
Units redeemed	(60)	(6)	(2,174)	(5,677)	(1,186)	(1,187)

Net increase (decrease)	863	2,231	(1,447)	(5,602)	(1,123)	(920)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM BOND INDEX PORTFOLIO		MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM GROWTH INDEX PORTFOLIO

	2007	2006	2007	2006	2006

					(1)
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,184	$1,567	$150	$97	$(182)
Net realized gain (loss)	(756)	(463)	730	1,988	(221,915)

Change in net unrealized appreciation (depreciation) on investments	2,109	333	(565)	(1,135)	199,591

Increase (decrease) in net assets resulting from operations	3,537	1,437	315	950	(22,506)

CONTRACT TRANSACTIONS:
Purchase payments					6,380
Redemptions	(6,776)	(3,703)		(33,541)	(32,824)
Transfers, net	71,606	8,146	50		(568,272)
Contract maintenance charges	(13)				(164)

Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	64,817	4,443	50	(33,541)	(594,880)

Total increase (decrease) in net assets	68,354	5,880	365	(32,591)	(617,386)

NET ASSETS:
Beginning of period	54,280	48,400	8,683	41,274	617,386

End of period	$122,634	$54,280	$9,048	$8,683	$0

CHANGES IN UNITS OUTSTANDING:
Units issued	5,969	733	3,110		787
Units redeemed	(583)	(329)	(3,110)	(2,417)	(64,228)

Net increase (decrease)	5,386	404	0	(2,417)	(63,441)

(1) The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM INDEX 600 PORTFOLIO		MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(3,016)	$(3,919)	$3,504	$2,478	$12,653	$10,883
Net realized gain	60,994	85,147	120,224	85,350	40,417	12,101
Change in net unrealized appreciation (depreciation) on investments	(65,068)	(18,834)	(88,857)	9,521	(35,649)	3,312

Increase (decrease) in net assets resulting from operations	(7,090)	62,394	34,871	97,349	17,421	26,296

CONTRACT TRANSACTIONS:
Purchase payments	7,752	8,750	12,380	12,624	1,000
Redemptions	(17,984)	(108,657)	(80,329)	(27,721)	(138,204)	(54,462)
Transfers, net	(83,932)	17,071	(31,864)	32,620	68,542	(25,954)
Contract maintenance charges	(109)	(142)	(133)	(150)	(62)	(67)
Adjustments to net assets allocated to contracts in payout phase			(648)

Increase (decrease) in net assets resulting from contract transactions	(94,273)	(82,978)	(100,594)	17,373	(68,724)	(80,483)

Total increase (decrease) in net assets	(101,363)	(20,584)	(65,723)	114,722	(51,303)	(54,187)

NET ASSETS:
Beginning of period	468,529	489,113	550,809	436,087	258,521	312,708

End of period	$367,166	$468,529	$485,086	$550,809	$207,218	$258,521

CHANGES IN UNITS OUTSTANDING:
Units issued	221	2,233	2,474	2,728	5,373	103
Units redeemed	(3,038)	(4,786)	(6,349)	(2,052)	(7,669)	(3,117)

Net increase (decrease)	(2,817)	(2,553)	(3,875)	676	(2,296)	(3,014)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MODERATE PROFILE I PORTFOLIO		MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,991	$3,556	$927	$1,014	$1,161	$483
Net realized gain	30,967	57,742	9,083	27,879	3,845	3,768
Change in net unrealized appreciation on investments	(16,306)	(19,181)	(4,514)	(12,984)	(1,963)	(1,081)

Increase in net assets resulting from operations	17,652	42,117	5,496	15,909	3,043	3,170

CONTRACT TRANSACTIONS:
Purchase payments	3,750	3,751	9,910	2,499	2,239	3,750
Redemptions	(62,759)	(267,687)		(89,452)	(460)	(427)
Transfers, net	46,286	(88)	1,218	(26,002)	42,651	(8,594)
Contract maintenance charges	(61)	(114)	(87)	(119)	(27)	(27)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(12,784)	(264,138)	11,041	(113,074)	44,403	(5,298)

Total increase (decrease) in net assets	4,868	(222,021)	16,537	(97,165)	47,446	(2,128)

NET ASSETS:
Beginning of period	325,240	547,261	91,613	188,778	38,484	40,612

End of period	$330,108	$325,240	$108,150	$91,613	$85,930	$38,484

CHANGES IN UNITS OUTSTANDING:
Units issued	2,932	253	624	164	2,963	272
Units redeemed	(3,751)	(17,571)	(5)	(7,278)	(33)	(651)

Net increase (decrease)	(819)	(17,318)	619	(7,114)	2,930	(379)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM MONEY MARKET PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$51,350	$44,576	$(1,209)	$1,455	$13,935	$10,117
Net realized gain (loss)			(222,139)	68,836	169,414	127,166
Change in net unrealized appreciation (depreciation) on investments			345,506	197,025	(138,607)	139,309

Increase in net assets resulting from operations	51,350	44,576	122,158	267,316	44,742	276,592

CONTRACT TRANSACTIONS:
Purchase payments	15,286	74,246	5,149	3,400	40,216	33,648
Redemptions	(562,244)	(268,091)	(1,164,049)	(142,039)	(174,988)	(337,483)
Transfers, net	61,124	776,538	(97,378)	(20,280)	(12,159)	122,198
Contract maintenance charges	(557)	(587)	(666)	(807)	(393)	(424)
Adjustments to net assets allocated to contracts in payout phase					(3,173)

Increase (decrease) in net assets resulting from contract transactions	(486,391)	582,106	(1,256,944)	(159,726)	(150,497)	(182,061)

Total increase (decrease) in net assets	(435,041)	626,682	(1,134,786)	107,590	(105,755)	94,531

NET ASSETS:
Beginning of period	1,650,811	1,024,129	2,215,505	2,107,915	1,750,067	1,655,536

End of period	$1,215,770	$1,650,811	$1,080,719	$2,215,505	$1,644,312	$1,750,067

CHANGES IN UNITS OUTSTANDING:
Units issued	20,619	82,162	161	1,855	1,616	8,360
Units redeemed	(57,042)	(36,440)	(39,008)	(7,543)	(6,929)	(11,704)

Net increase (decrease)	(36,423)	45,722	(38,847)	(5,688)	(5,313)	(3,344)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO

	2007	2006	2007	2006	2007	2006

Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(4,464)	$(4,649)	$(4,074)	$(4,565)	$3,118	$4,852
Net realized gain (loss)	80,497	59,690	(3,742)	(14,310)	(3,315)	(5,381)
Change in net unrealized appreciation (depreciation) on investments	(21,997)	(32,307)	41,554	24,466	4,788	4,354

Increase in net assets resulting from operations	54,036	22,734	33,738	5,591	4,591	3,825

CONTRACT TRANSACTIONS:
Purchase payments	3,807	3,976	3,631	9,623		2,560
Redemptions	(66,249)	(133,675)	(41,011)	(34,753)	(54,390)	(71,281)
Transfers, net	(67,814)	30,388	(7,754)	(43,314)		(14,656)
Contract maintenance charges	(140)	(116)	(207)	(253)	(41)	(68)
Adjustments to net assets allocated to contracts in payout phase	(1,973)

Decrease in net assets resulting from contract transactions	(132,369)	(99,427)	(45,341)	(68,697)	(54,431)	(83,445)

Total decrease in net assets	(78,333)	(76,693)	(11,603)	(63,106)	(49,840)	(79,620)

NET ASSETS:
Beginning of period	400,903	477,596	323,708	386,814	138,295	217,915

End of period	$322,570	$400,903	$312,105	$323,708	$88,455	$138,295

CHANGES IN UNITS OUTSTANDING:
Units issued	1,124	1,689	156	442		610
Units redeemed	(7,114)	(6,151)	(1,818)	(3,140)	(3,121)	(5,578)

Net decrease	(5,990)	(4,462)	(1,662)	(2,698)	(3,121)	(4,968)

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	MAXIM VALUE INDEX PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO		TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO

	2006	2007	2006	2007	2006

	(1)
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$887	$943	$1,307	$7,853	$3,640
Net realized gain	42,720	70,964	98,110	27,617	10,405
Change in net unrealized appreciation on investments	(34,421)	(20,834)	(32,096)	34,307	69,680

Increase in net assets resulting from operations	9,186	51,073	67,321	69,777	83,725

CONTRACT TRANSACTIONS:
Purchase payments	2,084	15,508	15,152	13,381	17,560
Redemptions	(41,389)	(15,447)	(100,962)	(18,449)	(11,580)
Transfers, net	(295,224)	18,491	25,026	15,481	(7,724)
Contract maintenance charges	(1)	(149)	(157)	(107)	(101)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(334,530)	18,403	(60,941)	10,306	(1,845)

Total increase (decrease) in net assets	(325,344)	69,476	6,380	80,083	81,880

NET ASSETS:
Beginning of period	325,344	573,944	567,564	460,642	378,762

End of period	$0	$643,420	$573,944	$540,725	$460,642

CHANGES IN UNITS OUTSTANDING:
Units issued	2,616	2,448	2,792	1,666	2,728
Units redeemed	(26,420)	(1,379)	(6,458)	(1,152)	(2,610)

Net increase (decrease)	(23,804)	1,069	(3,666)	514	118

(1)	The portfolio ceased operations on July 21, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	TOTAL MAXIM SERIES III ACCOUNT

	2007	2006

	(Memoranda Only)	(Memoranda Only)
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$95,031	$80,998
Net realized gain	542,000	578,923
Change in net unrealized appreciation on investments	(75,231)	557,898

Increase in net assets resulting from operations	561,800	1,217,819

CONTRACT TRANSACTIONS:
Purchase payments	174,444	238,229
Redemptions	(2,517,869)	(2,007,199)
Transfers, net	(3)	37,265
Contract maintenance charges	(3,462)	(4,082)
Adjustments to net assets allocated to contracts in payout phase	(8,510)

Decrease in net assets resulting from contract transactions	(2,355,400)	(1,735,787)

Total decrease in net assets	(1,793,600)	(517,968)

NET ASSETS:
Beginning of period	11,389,057	11,907,025

End of period	$9,595,457	$11,389,057

CHANGES IN UNITS OUTSTANDING:
Units issued	56,176	122,805
Units redeemed	(150,402)	(221,899)

Net decrease	(94,226)	(99,094)

The accompanying notes are an integral part of these financial statements.	(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	ORGANIZATION

The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company’s redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim Series I) were and will remain subject to the previous charges while the contracts purchased after September 24, 1984 (Maxim Series II) are charged with the new amounts (see Note 4). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

As of September 19, 1994, the Company began offering a new contract in the Series Account (Maxim Series III MVP contracts). The administrative charges for these contracts differ from the administrative charges for the contracts in the Maxim Series I and Maxim Series II (see Note 4) and are therefore accounted for separately. On September 1, 1998, the Company began offering an additional contract within Maxim Series III, the AICPA contracts. The administrative charges for these contracts are different from the charges for the MVP contracts within Maxim Series III (see Note 4).

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Application of Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 shall be effective for financial statements issued for fiscal years beginning after November 15, 2007. The Series Account is evaluating the impact, if any, that the adoption of FAS 157 will have on its financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115” (“FAS 159”). FAS 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of FAS 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. FAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Series Account adopted the provisions of FAS 159 on January 1, 2008. The adoption had no impact on the financial statements.

Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

One or more of the underlying investment divisions may invest in governmental agencies.

Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Contracts in the Payout Phase

Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales

Maxim Series I Account:
Maxim Money Market Portfolio	$362	$107
Maxim Stock Index Portfolio	1,455	240

Total	$1,817	$347

Maxim Series II Account:
Maxim Money Market Portfolio	$175,969	$244,197
Maxim Stock Index Portfolio	709,682	2,242,861
Maxim U.S. Government Securities Portfolio	152,293	810,991

Total	$1,037,944	$3,298,049

Maxim Series III Account:
Dreyfus Stock Index Fund	$36,370	$11,306
Fidelity VIP Contrafund Portfolio	95,598	53,012
Janus Aspen Flexible Bond Portfolio	9,677	28,706
Maxim Aggressive Profile I Portfolio	25,226	2,000
Maxim Ariel Midcap Value Portfolio	60,954	96,160
Maxim Ariel Small-Cap Value Portfolio	23,359	48,923
Maxim Bond Index Portfolio	74,553	7,540
Maxim Conservative Profile I Portfolio	46,795	46,238
Maxim Index 600 Portfolio	42,977	107,807
Maxim INVESCO ADR Portfolio	144,450	174,004
Maxim Loomis Sayles Bond Portfolio	150,161	204,522
Maxim Moderate Profile I Portfolio	78,368	72,357
Maxim Moderately Aggressive Profile I Portfolio	21,461	7,107
Maxim Moderately Conservative Profile I Portfolio	50,344	1,080
Maxim Money Market Portfolio	338,948	773,837
Maxim Stock Index Portfolio	102,070	1,289,588
Maxim T. Rowe Price Equity/Income Portfolio	204,086	218,963
Maxim T. Rowe Price Midcap Growth Portfolio	85,342	186,557
Maxim Trusco Small-Cap Growth Portfolio	4,317	53,734
Maxim U.S. Government Securities Portfolio	4,477	55,799
Neuberger Berman AMT Partners Portfolio	108,126	25,819
Templeton FTVIPT Foreign Securities Portfolio	61,827	22,379

Total	$1,769,486	$3,487,438

4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Below is a description of the types of charges assessed by the separate account. The chart that follows the descriptions indicates the fees for each product.

Contract Maintenance Charge (or Certificate Maintenance Charge, as applicable)

On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

Charges Incurred for Total or Partial Surrenders

Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed daily, from the net asset value of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Account.

Fee Table

			Maxim III

	Maxim I	Maxim II	MVP	AICPA

Contract/Certificate Maintenance Charge	$30	$35	$27	$30	*

Transfers	$0	$0	$0	$24	**

Mortality & Expense Risks	1.25%	1.40%	1.25%	.5%

*	Fee is waived if account balance is greater than $25,000 on the contract anniversary date.
**	Fee is assessed per transfer if there are more than 24 transfers per calendar year.

Related Party Transactions

The Maxim Series Funds, which are underlying investment divisions, are registered investment companies affiliated with the Company.

GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	FINANCIAL HIGHLIGHTS

A summary of accumulation units outstanding for variable annuity contracts, the range of lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2007 is included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding. In certain instances the lowest unit fair value and total return exceed the highest due to the impact of contracts which were not inforce for the full year.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods in the five years ended December 31, 2007 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31				For the year ended December 31

	Units (000s)		Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

Maxim Series I Account:

MAXIM MONEY MARKET PORTFOLIO
2007	0	*	$28.07	$8	1.25%	3.31%
2006	0	*	$27.17	$8	1.25%	3.27%
2005	0	*	$26.25	$7	1.25%	1.47%
2004	1		$25.88	$16	1.25%	(0.38	) %
2003	0	*	$25.98	$9	1.25%	(0.55	) %
MAXIM STOCK INDEX PORTFOLIO
2007	0	*	$102.18	$17	1.25%	4.21%
2006	0	*	$98.05	$17	1.25%	13.24%
2005	0	*	$86.70	$15	1.25%	3.75%
2004	0	*	$83.69	$14	1.25%	9.37%
2003	0	*	$76.50	$13	1.25%	26.76%

* The Investment Division has units that round to less than 1,000 units.	(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

Maxim Series II Account:

MAXIM MONEY MARKET PORTFOLIO
2007	54	$21.75	to	$21.81	$1,173	1.25%	to	1.40%	3.42%	to	3.27%
2006	59	$21.03	to	$21.12	$1,241	1.25%	to	1.40%	3.29%	to	3.13%
2005	65	$20.36	to	$20.48	$1,324	1.25%	to	1.40%	1.29%	to	1.44%
2004	69	$20.07	to	$20.22	$1,381	1.25%	to	1.40%	(0.44)%	to	(0.30)%
2003	103	$20.13	to	$20.31	$2,080	1.25%	to	1.40%	(0.67)%	to	(0.52)%
MAXIM STOCK INDEX PORTFOLIO
2007	96	$81.60	to	$82.82	$8,024	1.40%	to	1.40%	3.67%	to	3.68%
2006	121	$78.71	to	$79.88	$9,756	1.40%	to	1.40%	13.09%	to	13.10%
2005	152	$69.60	to	$70.63	$10,828	1.40%	to	1.40%	3.56%	to	3.57%
2004	169	$67.20	to	$68.20	$11,613	1.40%	to	1.40%	9.21%	to	9.22%
2003	197	$61.53	to	$62.45	$12,356	1.40%	to	1.40%	26.63%	to	26.63%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2007	80	$36.39	to	$36.76	$3,019	1.40%	to	1.40%	5.02%	to	5.03%
2006	104	$34.65	to	$35.00	$3,641	1.40%	to	1.40%	2.88%	to	2.91%
2005	125	$33.68	to	$34.01	$4,234	1.40%	to	1.40%	0.77%	to	0.78%
2004	138	$33.42	to	$33.75	$4,640	1.40%	to	1.40%	2.43%	to	2.45%
2003	153	$32.62	to	$32.95	$5,029	1.40%	to	1.40%	1.15%	to	1.15%

(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

Maxim Series III Account:

DREYFUS STOCK INDEX FUND
2007	60	$12.89	to	$12.89	$772	0.50%	to	0.50%	4.71%	to	4.71%
2006	59	$12.31	to	$12.31	$721	0.50%	to	0.50%	14.94%	to	14.94%
2005	53	$10.71	to	$10.71	$567	0.50%	to	0.50%	4.18%	to	4.18%
2004	50	$10.28	to	$10.28	$515	0.50%	to	0.50%	10.09%	to	10.09%
2003	50	$9.34	to	$9.34	$468	0.50%	to	0.50%	27.73%	to	27.73%
FIDELITY VIP CONTRAFUND PORTFOLIO
2007	8	$21.97	to	$21.97	$202	1.25%	to	1.25%	16.12%	to	16.12%
2006	9	$18.92	to	$18.92	$179	1.25%	to	1.25%	10.32%	to	10.32%
2005	11	$17.15	to	$17.15	$187	1.25%	to	1.25%	15.49%	to	15.49%
2004	13	$14.85	to	$14.85	$193	1.25%	to	1.25%	14.05%	to	14.05%
2003	13	$13.02	to	$13.02	$167	1.25%	to	1.25%	26.88%	to	26.88%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2007	9	$15.46	to	$15.46	$139	0.50%	to	0.50%	6.47%	to	6.47%
2006	11	$14.52	to	$14.52	$155	0.50%	to	0.50%	3.71%	to	3.71%
2005	12	$14.00	to	$14.00	$164	0.50%	to	0.50%	1.52%	to	1.52%
2004	11	$13.79	to	$13.79	$158	0.50%	to	0.50%	3.45%	to	3.45%
2003	12	$13.33	to	$13.33	$159	0.50%	to	0.50%	5.86%	to	5.86%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2007	4	$18.37	to	$18.37	$78	1.25%	to	1.25%	5.82%	to	5.82%
2006	3	$17.36	to	$17.36	$59	0.50%	to	0.50%	14.14%	to	14.14%
2005	1	$15.21	to	$15.21	$18	1.25%	to	1.25%	7.42%	to	7.42%
2004	3	$14.16	to	$14.16	$15	1.25%	to	1.25%	15.45%	to	15.45%
2003	3	$12.27	to	$12.27	$42	1.25%	to	1.25%	28.96%	to	28.96%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2007	16	$38.59	to	$38.59	$625	1.25%	to	1.25%	(2.45)%	to	(2.45)%
2006	18	$39.56	to	$39.56	$698	1.25%	to	1.25%	9.95%	to	9.95%
2005	23	$35.98	to	$35.98	$836	1.25%	to	1.25%	2.10%	to	2.10%
2004	27	$35.24	to	$35.24	$950	1.25%	to	1.25%	10.89%	to	10.89%
2003	28	$31.78	to	$31.78	$893	1.25%	to	1.25%	27.97%	to	27.97%
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2007	6	$36.37	to	$36.37	$217	1.25%	to	1.25%	(3.71)%	to	(3.71)%
2006	7	$37.77	to	$37.77	$267	1.25%	to	1.25%	11.15%	to	11.15%
2005	8	$33.98	to	$33.98	$272	1.25%	to	1.25%	(1.71)%	to	(1.71)%
2004	8	$34.57	to	$34.57	$277	1.25%	to	1.25%	20.65%	to	20.65%
2003	8	$28.65	to	$28.65	$218	1.25%	to	1.25%	27.64%	to	27.64%

(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

Maxim Series III Account:

MAXIM BOND INDEX PORTFOLIO
2007	10	$12.15	to	$12.15	$123	1.25%	to	1.25%	5.47%	to	5.47%
2006	5	$11.52	to	$11.52	$54	1.25%	to	1.25%	2.49%	to	2.49%
2005	4	$11.24	to	$11.24	$48	1.25%	to	1.25%	0.81%	to	0.81%
2004	4	$11.15	to	$11.15	$49	1.25%	to	1.25%	2.00%	to	2.00%
2003	5	$10.93	to	$10.93	$50	1.25%	to	1.25%	1.79%	to	1.79%
MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2007	1	$15.21	to	$15.21	$9	1.25%	to	1.25%	4.25%	to	4.25%
2006	1	$14.58	to	$14.58	$9	1.25%	to	1.25%	6.42%	to	6.42%
2005	3	$13.70	to	$13.70	$41	1.25%	to	1.25%	2.93%	to	2.93%
2004	3	$13.31	to	$13.31	$40	1.25%	to	1.25%	5.60%	to	5.60%
2003	3	$12.61	to	$12.61	$38	1.25%	to	1.25%	9.96%	to	9.96%
MAXIM INDEX 600 PORTFOLIO
2007	11	$32.56	to	$32.56	$367	1.25%	to	1.25%	(2.08)%	to	(2.08)%
2006	14	$33.25	to	$33.25	$469	1.25%	to	1.25%	13.17%	to	13.17%
2005	17	$29.38	to	$29.38	$489	1.25%	to	1.25%	5.72%	to	5.72%
2004	18	$27.79	to	$27.79	$496	1.25%	to	1.25%	20.27%	to	20.27%
2003	16	$23.11	to	$23.11	$372	1.25%	to	1.25%	36.41%	to	36.41%
MAXIM INVESCO ADR PORTFOLIO
2007	18	$27.03	to	$27.03	$485	1.25%	to	1.25%	6.08%	to	6.08%
2006	22	$25.48	to	$25.48	$551	1.25%	to	1.25%	22.32%	to	22.32%
2005	21	$20.83	to	$20.83	$436	1.25%	to	1.25%	9.92%	to	9.92%
2004	18	$18.95	to	$18.95	$345	1.25%	to	1.25%	18.15%	to	18.15%
2003	20	$16.04	to	$16.04	$323	1.25%	to	1.25%	29.68%	to	29.68%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2007	7	$29.96	to	$29.96	$207	1.25%	to	1.25%	6.77%	to	6.77%
2006	9	$28.06	to	$28.06	$259	1.25%	to	1.25%	9.70%	to	9.70%
2005	12	$25.58	to	$25.58	$313	1.25%	to	1.25%	2.44%	to	2.44%
2004	15	$24.97	to	$24.97	$378	1.25%	to	1.25%	9.60%	to	9.60%
2003	14	$22.78	to	$22.78	$320	1.25%	to	1.25%	28.49%	to	28.49%
MAXIM MODERATE PROFILE I PORTFOLIO
2007	19	$17.10	to	$17.10	$330	1.25%	to	1.25%	5.75%	to	5.75%
2006	20	$16.17	to	$16.17	$325	1.25%	to	1.25%	10.60%	to	10.60%
2005	37	$14.62	to	$14.62	$547	1.25%	to	1.25%	4.95%	to	4.95%
2004	41	$13.93	to	$13.93	$576	1.25%	to	1.25%	9.96%	to	9.96%
2003	44	$12.66	to	$12.66	$562	1.25%	to	1.25%	18.70%	to	18.70%

(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

Maxim Series III Account:

MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2007	6	$17.94	to	$17.94	$108	1.25%	to	1.25%	5.90%	to	5.90%
2006	5	$16.94	to	$16.94	$92	1.25%	to	1.25%	12.33%	to	12.33%
2005	13	$15.08	to	$15.08	$189	1.25%	to	1.25%	6.35%	to	6.35%
2004	14	$14.18	to	$14.18	$200	1.25%	to	1.25%	11.97%	to	11.97%
2003	17	$12.66	to	$12.66	$215	1.25%	to	1.25%	22.43%	to	22.43%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2007	6	$15.52	to	$15.52	$86	1.25%	to	1.25%	5.15%	to	5.15%
2006	3	$14.77	to	$14.77	$38	1.25%	to	1.25%	8.52%	to	8.52%
2005	3	$13.61	to	$13.61	$41	1.25%	to	1.25%	4.61%	to	4.61%
2004	3	$13.01	to	$13.01	$38	1.25%	to	1.25%	8.29%	to	8.29%
2003	3	$12.01	to	$12.01	$34	1.25%	to	1.25%	15.06%	to	15.06%
MAXIM MONEY MARKET PORTFOLIO
2007	91	$13.63	to	$12.79	$1,216	0.50%	to	1.25%	3.41%	to	4.24%
2006	127	$13.18	to	$12.27	$1,651	0.50%	to	1.25%	3.29%	to	3.98%
2005	81	$12.76	to	$11.80	$1,024	0.50%	to	1.25%	1.51%	to	2.25%
2004	92	$11.54	to	$12.57	$1,139	0.50%	to	1.25%	(0.31)%	to	0.44%
2003	120	$11.49	to	$12.61	$1,484	0.50%	to	1.25%	(0.52)%	to	0.22%
MAXIM STOCK INDEX PORTFOLIO
2007	34	$31.40	to	$31.40	$1,081	1.25%	to	1.25%	3.84%	to	3.84%
2006	73	$30.24	to	$30.24	$2,216	1.25%	to	1.25%	13.26%	to	13.26%
2005	79	$26.70	to	$26.70	$2,108	1.25%	to	1.25%	3.73%	to	3.73%
2004	91	$25.74	to	$25.74	$2,343	1.25%	to	1.25%	9.37%	to	9.37%
2003	105	$23.53	to	$23.53	$2,472	1.25%	to	1.25%	26.82%	to	26.82%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2007	65	$35.58	to	$18.25	$1,644	0.50%	to	1.25%	1.95%	to	2.70%
2006	70	$34.90	to	$17.77	$1,750	0.50%	to	1.25%	17.63%	to	18.55%
2005	74	$29.67	to	$14.99	$1,656	0.50%	to	1.25%	2.84%	to	3.59%
2004	76	$14.47	to	$28.85	$1,675	0.50%	to	1.25%	13.60%	to	14.46%
2003	82	$12.64	to	$25.39	$1,626	0.50%	to	1.25%	24.20%	to	25.14%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2007	11	$26.54	to	$26.54	$323	1.25%	to	1.25%	15.44%	to	15.44%
2006	17	$22.99	to	$22.99	$401	1.25%	to	1.25%	5.41%	to	5.41%
2005	22	$21.81	to	$21.81	$478	1.25%	to	1.25%	12.71%	to	12.71%
2004	24	$19.35	to	$19.35	$470	1.25%	to	1.25%	16.63%	to	16.63%
2003	23	$16.59	to	$16.59	$384	1.25%	to	1.25%	36.11%	to	36.11%

(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31					For the year or period ended December 31

	Units (000s)	Unit Fair Value lowest to highest			Net Assets (000s)	Expense Ratio lowest to highest			Total Return lowest to highest

Maxim Series III Account:

MAXIM TRUSCO SMALL-CAP GROWTH PORTFOLIO
2007	11	$28.14	to	$28.14	$312	1.25%	to	1.25%	10.83%	to	10.83%
2006	13	$25.39	to	$25.39	$324	1.25%	to	1.25%	1.40%	to	1.40%
2005	15	$25.04	to	$25.04	$387	1.25%	to	1.25%	3.30%	to	3.30%
2004	20	$24.24	to	$24.24	$479	1.25%	to	1.25%	4.68%	to	4.68%
2003	24	$23.15	to	$23.15	$554	1.25%	to	1.25%	29.33%	to	29.33%
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
2007	5	$18.26	to	$18.26	$88	1.25%	to	1.25%	5.18%	to	5.18%
2006	8	$17.36	to	$17.36	$138	1.25%	to	1.25%	3.03%	to	3.03%
2005	13	$16.85	to	$16.85	$218	1.25%	to	1.25%	0.90%	to	0.90%
2004	16	$16.70	to	$16.70	$260	1.25%	to	1.25%	2.61%	to	2.61%
2003	19	$16.27	to	$16.27	$313	1.25%	to	1.25%	1.30%	to	1.30%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2007	36	$17.78	to	$17.78	$643	0.50%	to	0.50%	8.75%	to	8.75%
2006	35	$16.35	to	$16.35	$574	0.50%	to	0.50%	11.68%	to	11.68%
2005	39	$14.64	to	$14.64	$568	0.50%	to	0.50%	17.50%	to	17.50%
2004	37	$12.46	to	$12.46	$467	0.50%	to	0.50%	18.38%	to	18.38%
2003	36	$10.52	to	$10.52	$376	0.50%	to	0.50%	34.42%	to	34.42%
TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
2007	28	$19.48	to	$19.48	$541	0.50%	to	0.50%	15.20%	to	15.20%
2006	27	$16.91	to	$16.91	$461	0.50%	to	0.50%	21.13%	to	21.13%
2005	27	$13.96	to	$13.96	$379	0.50%	to	0.50%	9.92%	to	9.92%
2004	30	$12.70	to	$12.70	$381	0.50%	to	0.50%	18.28%	to	18.28%
2003	30	$10.74	to	$10.74	$324	0.50%	to	0.50%	31.89%	to	31.89%

(Concluded)